UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Papa John’s International, Inc.
(Name of Registrant as Specified In Its Charter)

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PIZZA

PAPA JOHN'S®

BETTER INGREDIENTS.

BETTER PIZZA.

Notice of Annual Meeting of Stockholders

Tuesday, April 30, 2019 11:00 a.m.	Papa John’s International, Inc. 2002 Papa John’s Boulevard Louisville, Kentucky 40299-2367

Items of Business

•	Election of the nine directors nominated by the Board of Directors named in the attached Proxy Statement;
•	Ratification of the selection of KPMG LLP as the Company’s independent auditors for 2019;
•	Advisory approval of the Company’s executive compensation;
•	Ratification of the Company’s Rights Agreement, as amended; and
•	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date  March 11, 2019

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on March 11, 2019 are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting. Following the formal items of business to be brought before the meeting, we will discuss our 2018 results and answer your questions.

Thank you for your continued support of Papa John’s. We look forward to seeing you on April 30.

By Order of the Board of Directors,

Jeffrey C. Smith
Chairman		March 27, 2019

Internet	Telephone	Mail	In Person

Visit the Web site noted on your proxy card to vote via the Internet.	Use the toll‑free telephone number on your proxy card to vote by telephone.	Sign, date and return your proxy card in the enclosed envelope to vote by mail.	Attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2019 — this Proxy Statement and the Papa John’s 2018 Annual Report are available at www.papajohns.com/investor.

Proxy Statement

The Board of Directors (the “Board”) of Papa John’s International, Inc. (the “Company”) is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 11:00 a.m. Eastern Time on April 30, 2019 at the Company’s corporate offices located at 2002 Papa John’s Boulevard, Louisville, Kentucky, and at any adjournment or postponement of the meeting. This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about March [27], 2019.

At the Annual Meeting, stockholders will be asked to vote on the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of nine directors to the Board; the ratification of the selection of KPMG LLP (“KPMG”) as the Company’s independent auditors for 2019; an advisory approval of the Company’s executive compensation; and the ratification of the Company’s Rights Agreement, as amended.

Corporate Governance

Principles of corporate governance that guide the Company are set forth in the Company’s Board committee charters, the Company’s Corporate Governance Guidelines and the Company’s Code of Ethics and Business Conduct, all of which are available on our website at www.papajohns.com by first clicking “Investor Relations” and then “Corporate Governance.” (The information on the Company’s website is not part of this Proxy Statement and is not soliciting material.) The principles set forth in those governance documents were adopted by the Board to ensure that the Board is independent from management, that the Board adequately oversees management, and to help ensure that the interests of the Board and management align with the interests of the stockholders. The Board annually reviews its corporate governance documents.

Majority Voting Standard for Director Elections

Our Amended and Restated Bylaws (the “Bylaws”) provide for a majority voting standard for uncontested director elections and a mechanism for consideration of the resignation of an incumbent director who does not receive a majority of the votes cast in an uncontested election. Under the majority voting standard, a majority of the votes cast means that the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality of votes represented in person or by proxy and entitled to vote on the election of directors. In addition, if an incumbent director is nominated in an uncontested election, the director nominee is required, as a condition of the director’s nomination, to submit an irrevocable letter of resignation to the Chairman of the Board. If an incumbent director nominee does not receive a majority of the votes cast, the Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of certification of the election results. The director whose resignation is being considered will not participate in the recommendation of the Committee or the Board’s decision.

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct, which is the Company’s code of ethics applicable to all directors, officers and employees worldwide, embodies the Company’s global principles and practices relating to the ethical conduct of the Company’s business and its longstanding commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business.

The Board has established procedures for any person, including a team member, to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Ethics and Business Conduct relating, among other things, to:

•	violations of the federal securities laws;
•	fraud or error in the Company’s accounting, audit or internal controls, financial statements and records; or
•	misconduct by any member of the Company’s senior management.

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The procedures for reporting issues and concerns may be found on our website at www.papajohns.com, by first clicking “Investor Relations” and then “Corporate Governance.”

Director Independence

The Board has determined that the following nine of the Company’s eleven current directors are “independent” as defined by applicable law and NASDAQ listing standards: Christopher L. Coleman, Michael R. Dubin, Olivia F. Kirtley, Laurette T. Koellner, Jocelyn C. Mangan, Sonya E. Medina, Anthony M. Sanfilippo, Mark S. Shapiro and Jeffrey C. Smith. Each of our Audit, Compensation, and Corporate Governance and Nominating committees is comprised only of independent directors, as identified below under the heading “Committees of the Board of Directors.”

Based on such standards, John H. Schnatter, who is not standing for re-election, is not independent because he was an executive officer of the Company until January 1, 2018, when he changed his status to a non-employee director. Mr. Schnatter also has certain contractual relationships with the Company.

Steven M. Ritchie is not independent because he serves as President and Chief Executive Officer of the Company and is a franchisee of the Company as further described under Transactions with Related Persons below.

Ms. Kirtley, Chairman of the Compensation Committee, is a member of the board of directors of U.S. Bancorp. We have a banking relationship with U.S. Bancorp that predates Ms. Kirtley’s appointment to the U.S. Bancorp board of directors. Ms. Kirtley is also a member of the board of directors of Delta Dental. Based on a comprehensive request for proposal in 2009, the Company chose Delta Dental as its dental insurance carrier. The Board reviewed these relationships and determined that they do not impact Ms. Kirtley’s independence or her business judgment.

Mr. Shapiro was promoted in December 2018 to President of Endeavor (“Endeavor Parent”), a leading entertainment, sports and fashion company, and will not be standing for re-election at the Annual Meeting. In August 2018, the Company engaged Endeavor Global Marketing, a marketing agency within Endeavor Parent, as its global marketing agency following a competitive bid process.  The Papa John’s marketing fund also has a business relationship with Endeavor Parent through IMG College, a subsidiary of Endeavor Parent, which predates Mr. Shapiro’s employment with Endeavor Parent. The Board reviewed these relationships and determined that the dollar amount of the relationship between the Company and Endeavor Parent is immaterial to Endeavor Parent compared to Endeavor Parent’s gross revenues, and that the relationships do not impact Mr. Shapiro’s independence or his business judgment.

Hedging and Pledging Policy

Pursuant to our Insider Trading Compliance Policy, we prohibit employees, officers and directors from pledging any Company securities as collateral for a loan, or from holding any Company securities in a margin account. This policy also prohibits hedging transactions involving Company securities, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars, exchange funds and similar transactions. Notwithstanding this restriction, pursuant to the terms of the Securities Purchase Agreement, dated as of February 3, 2019 (the “Securities Purchase Agreement”), by and among the Company and certain funds affiliated with, or managed by, Starboard Value LP (collectively, “Starboard”), Starboard is expressly permitted to pledge Company securities acquired under the Securities Purchase Agreement.

Recent Governance Changes and the Work of the Special Committee

Mr. Schnatter resigned as Chairman of the Board on July 11, 2018,  and Olivia F. Kirtley was asked to lead the Board until the Chairman role was filled. On July 26, 2018, the Board unanimously elected Ms. Kirtley to the position of Chairman of the Board. The Board believed that Ms. Kirtley was best suited to serve as Chairman during this time due to her long-standing role on our Board, her knowledge of the Company and her extensive experience with corporate governance and strategic issues.

On July 15, 2018, a Special Committee of the Board, comprised of all the Company’s then-independent directors (the “Special Committee”) was formed to evaluate and take action with respect to all of the Company’s relationships and arrangements with Mr. Schnatter. Following its formation, the Special Committee terminated Mr. Schnatter’s Founder Agreement (as defined below), which defined his role in the Company as, among other things, advertising and brand spokesperson for the Company. The Special Committee also oversaw an external audit and investigation of all the Company’s existing processes, policies and systems related to diversity and inclusion, supplier and vendor engagement and Papa John’s culture (the “cultural audit and investigation”). The Special Committee also oversaw a process to evaluate a range of strategic options with the goal of maximizing value for the Company’s stockholders.  See “—Strategic Review” below.

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On July 22, 2018, the Board authorized and adopted a stockholder rights agreement intended to protect the stockholders from unfair, abusive or coercive takeover strategies, including an acquisition of control of the Company without payment of an adequate control premium. This rights agreement was amended by the Board on February 3, 2019 to facilitate the strategic investment by Starboard and further amended by the Board on March 6, 2019 (the rights agreement, as amended, the “Rights Agreement”). A summary of the terms of the Rights Agreement is provided under “Item 4. Ratification of the Rights Agreement, as amended” below and a conformed copy of the Rights Agreement is included as Appendix A to this Proxy Statement.

Strategic Review.

In September 2018, the Company began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interest of the Company’s stakeholders. In order to execute the strategic review, the Special Committee engaged legal and financial advisors, and after extensive discussions with a wide group of strategic and financial investors, the Special Committee concluded that a strategic investment in the Company by Starboard was in the best interests of the Company and its stockholders. On February 3, 2019, the Company entered into the Securities Purchase Agreement with Starboard pursuant to which Starboard made a $200 million strategic investment in the Company’s newly designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”) with the option to make an additional $50 million investment in the Series B Preferred Stock through March 29, 2019.

In connection with Starboard’s investment, the Company expanded its Board to include two new independent directors, Jeffrey C. Smith, Chief Executive Officer of Starboard Value LP, and Anthony M. Sanfilippo, former Chairman and Chief Executive Officer of Pinnacle Entertainment, Inc. These directors bring substantial experience in the restaurant, retail and hospitality industries, with skill sets spanning operational turnarounds, corporate finance and corporate governance. The Board believes Mr. Smith’s business expertise and new perspectives will help support the Company’s strategy to capitalize on its differentiated “BETTER INGREDIENTS. BETTER PIZZA.” market position and build a better pizza company for the benefit of its stockholders, team members, franchisees and customers. Also in connection with Starboard’s strategic investment, the Company’s President and Chief Executive Officer, Steven M. Ritchie, was appointed to the Board and Mr. Smith was appointed Chairman of the Board.

In addition, the Board granted to Starboard certain rights related to the Company’s corporate governance, including director designation rights. Pursuant to the Governance Agreement, dated as of February 4, 2019 and amended on March 4, 2019, by and among the Company and Starboard (the “Governance Agreement”), so long as certain criteria are satisfied, including that Starboard satisfies the minimum ownership threshold, the Board has agreed to nominate, recommend, support and solicit proxies for two directors appointed by Starboard (currently Mr. Smith and Mr. Sanfilippo) for election at the Annual Meeting. See “Contractual Rights of Starboard to Designate Nominees” below.

Cultural Audit and Investigation.

The Special Committee has concluded its work on the cultural audit and investigation and in February 2019 made recommendations to the Company and management regarding diversity, equity and inclusion, and human resources improvements. Among the recommendations of the Special Committee was the creation of a new Chief People Officer role, an executive officer position. The Company recently appointed Marvin Boakye to the new Chief People Officer role. Mr. Boakye brings extensive training, credentials and experience to this position. Mr. Boakye and his team will define a vision and strategy for the People Operations department and will use external resources, as needed, in the creation of new processes and initiatives.

On February 22, 2019, the charter of the Corporate Governance and Nominating Committee of the Board was amended to provide that the Committee is responsible for overseeing the Company’s commitment to diversity, equity and inclusion, and the Company’s human resources compliance programs, including policies and procedures, for safeguarding against and monitoring discrimination and harassment.

Settlement Agreement.

On March 3, 2019, the Corporate Governance and Nominating Committee of the Board approved a Settlement Agreement with Mr. Schnatter (the “Settlement Agreement”), pursuant to which the Company agreed to cooperate with Mr. Schnatter to identify a mutually acceptable independent director designee, who must meet certain eligibility criteria set forth in the Settlement Agreement, including that the independent designee have relevant professional experience and be independent of both Mr. Schnatter and Starboard. In accordance with the Settlement Agreement, if the independent designee is appointed to the Board prior to the Annual Meeting, Mr. Schnatter has agreed to resign as a member of the Board effective upon the appointment of the independent designee, unless he decides to resign at an earlier time. Otherwise, Mr. Schnatter’s term as a director will expire at the Annual Meeting. In connection with the Settlement Agreement, the Company also amended the Governance Agreement with Starboard to remove the provision that would

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have required Starboard, for a period of time, to vote the shares of the Company’s securities that it beneficially owns in favor of the Board’s director nominees and in accordance with the Board’s recommendations, and amended the Rights Agreement to eliminate the “acting in concert” definition. Mr. Schnatter also agreed to dismiss certain lawsuits that he had initiated against the Company.

Board Leadership Structure and Risk Management

Under our Corporate Governance Guidelines, our Board elects a Chairman of the Board with the duties set forth in our Bylaws. When the position of Chairman of the Board is not held by an independent director, the independent directors will elect a Lead Independent Director. Jeffrey C. Smith, our current Chairman, is independent; accordingly, we do not currently have a Lead Independent Director.

Our Board has three standing committees — the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. There is also a Special Committee of the Board that was formed in July 2018. Each of the Board committees is comprised solely of independent directors, with each of the committees having a separate chair. See “Committees of the Board of Directors” below for a description of each of these Board committees and its members. The key responsibilities of the Board include developing the strategic direction for the Company and providing oversight for the execution of that strategy by management. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s financial, strategic and operational issues, as well as the risks associated with each, and that oversight includes a thorough and comprehensive annual review of the Company’s strategic plan. At the committee level, risks are reviewed and addressed as follows:

•

The Audit Committee oversees management of financial risks, legal and regulatory risks, food safety, information technology and cyber security risks, as well as the Company’s Enterprise Risk Management program, reporting on such matters to the full Board. The Audit Committee’s agendas include discussions of individual and emerging risk areas throughout the year, and through its oversight of our Enterprise Risk Management program, the Audit Committee monitors management’s responsibility to identify, assess, manage and mitigate risks. Our Enterprise Risk Management program is comprised of a cross‑functional management level Enterprise Risk Management team that helps establish a culture of managing and mitigating risk and coordination of risk management between our executive team and the Board.

•

The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements and also oversees succession planning. The Compensation Committee reviews our compensation policies and practices to determine whether they subject us to unnecessary or excessive risk. As a result of that evaluation, including a review of the plan design and governance aspects of our compensation programs discussed below in the Compensation Discussion and Analysis, the Compensation Committee concluded that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on the Company.

•

The Corporate Governance and Nominating Committee manages risks associated with potential conflicts of interest and reviews governance and compliance issues with a view to managing associated risks, including oversight of our compliance program with respect to our Code of Ethics and Business Conduct and monitoring of risks associated with workplace discrimination and harassment.

While each committee is responsible for evaluating and overseeing the management of such risks, the Board is regularly informed through committee reports about such risks. In addition, the Board and the committees receive regular reports from the President and Chief Executive Officer, Chief Financial Officer, Chief Legal and Risk Officer, and other Company officers with roles in managing risks.

Independent Chairman of the Board

Jeffrey C. Smith serves as our independent Chairman of the Board. Our Board believes an independent Chairman provides a strong leadership structure and sound governance in the best interests of the Company and its stockholders, working with the Board, the Company’s Chief Executive Officer and management to establish and further the Company’s strategic objectives.  When the position of Chairman of the Board is not held by an independent director, the independent directors will elect a Lead Independent Director, with the duties described in the Company’s Corporate Governance Guidelines.

Prior to July 2018, Mr. Schnatter served as Chairman of the Board and Ms. Kirtley served as Lead Independent Director of the Board. Effective July 11, 2018, as discussed above, Mr. Schnatter resigned as Chairman of the Board and Ms. Kirtley was asked to lead the Board until the Chairman role was filled. On July 26, 2018, the Board unanimously elected Ms. Kirtley

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to the position of Chairman of the Board. On February 3, 2019, Mr. Smith was appointed to the position of Chairman of the Board in connection with Starboard’s strategic investment in the Company.

Meetings of the Board of Directors

The Board held sixteen meetings in 2018. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees on which he or she served during the period of service in 2018.

Meetings of the Independent Directors

At both the Board and committee levels, the Company’s independent directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with regularly scheduled Board or committee meetings. The Chairman of the Board currently chairs executive sessions of the Board. If the position of Chairman is not held by an independent director, the Lead Independent Director will chair such executive sessions.

Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at the Annual Meeting, but we encourage each of our directors to attend each Annual Meeting of the Company’s stockholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. Six directors attended the 2018 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. In accordance with NASDAQ listing standards, all of the standing committees are comprised solely of independent directors. Charters for each of our standing committees are available on the Company’s website at www.papajohns.com by first clicking on “Investor Relations” and then “Corporate Governance.” The charter of each standing committee is also available in print to any stockholder who requests it.

The Board also has a Special Committee comprised of all of the independent directors that was formed in July 2018, as discussed below.

Audit Committee

Members: Laurette T. Koellner (Chair) Christopher L. Coleman Mark S. Shapiro Meetings in Fiscal 2018: 6

The Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. The Audit Committee is responsible for the appointment, compensation and retention of the independent auditors and oversees the performance of the internal auditing function and the Company’s compliance program with respect to legal and regulatory requirements and risk management. The Audit Committee meets with management and the independent auditors to review and discuss the annual audited and quarterly unaudited financial statements, reviews the integrity of our accounting and financial reporting processes and audits of our financial statements, and prepares the Audit Committee Report included in this Proxy Statement. The responsibilities of the Audit Committee are more fully described in the Audit Committee’s Charter.

Each member of the Audit Committee is independent as determined by the Board, based upon applicable laws and regulations and NASDAQ listing standards. In addition, the Board has determined that each of Ms. Koellner and Mr. Coleman is an “audit committee financial expert” as defined by Securities and Exchange Commission (“SEC”) rules.

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Compensation Committee

Members: Olivia F. Kirtley (Chair) Christopher L. Coleman Laurette T. Koellner Sonya E. Medina Anthony M. Sanfilippo* Meetings in Fiscal 2018: 11

The Compensation Committee oversees the Company’s compensation programs and is responsible for overseeing and making recommendations to the Board regarding the Company’s overall compensation strategies and succession planning. Specifically, the Compensation Committee reviews and approves annually the compensation of the Company’s executive officers, including the executive officers named in the Summary Compensation Table below (our “named executive officers” or “NEOs”). The Committee has the authority to administer our equity plans and is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards. In addition, the Committee is responsible for recommending stock ownership guidelines for the executive officers and directors, for recommending the compensation and benefits to be provided to non-employee directors, and for reviewing and approving the establishment of broad-based incentive compensation, equity based, and retirement or other material employee benefit plans. The Committee also reviews risks, if any, created by the Company’s compensation policies and practices and provides recommendations to the Board on compensation related proposals to be considered at the Annual Meeting.

The Committee has the authority to retain compensation consultants, outside counsel and other advisers. The Committee has engaged Frederick W. Cook & Company (“FW Cook”) to advise it and to prepare market studies of the competitiveness of components of the Company’s compensation program for its senior executive officers, including the named executive officers. FW Cook does not provide any other services to the Company. The Committee performed an assessment of FW Cook’s independence to determine whether the consultant is independent and, based on that assessment, determined that the firm’s work has not raised any conflict of interest and the firm is independent. See “Compensation Discussion and Analysis” for a further description of the Compensation Committee’s use of FW Cook during 2018, as well as the role of our executive officers in determining or recommending the amount or form of compensation paid to our named executive officers during 2018, and the Committee’s process in setting compensation.

The responsibilities of the Compensation Committee are more fully described in the Committee’s Charter.

* appointed to Committee February 2019

Corporate Governance and Nominating Committee

Members: Christopher L. Coleman (Chair) Olivia F. Kirtley Sonya E. Medina Anthony M. Sanfilippo* Meetings in Fiscal 2018: 4

The Corporate Governance and Nominating Committee assists the Board in identifying qualified individuals for service as directors of the Company and as Board committee members, evaluates incumbent directors before recommending renomination, and recommends all such approved candidates to the Board for appointment or nomination to the Company’s stockholders. The Corporate Governance and Nominating Committee selects as candidates for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board’s effectiveness in serving the interests of the Company’s stockholders. The Corporate Governance and Nominating Committee recommended the nomination of nine directors for election to the Board at the Annual Meeting.

In addition, the Committee develops and monitors the process for evaluating Board effectiveness, oversees the development and administration of the Company’s corporate governance policies and the Company’s compliance program with respect to the Company’s Code of Ethics and Business Conduct. It also reviews and approves matters pertaining to possible conflicts of interest and related person transactions, and oversees the Company’s commitment to corporate values of diversity, equity and inclusion, and the Company’s human resources compliance programs, including policies and procedures, for monitoring discrimination and harassment. See the discussion under “Approval of Related Person Transactions” below.

The responsibilities of the Corporate Governance and Nominating Committee are more fully described in the Committee’s Charter.

* appointed to Committee February 2019

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Special Committee

On July 15, 2018, the Special Committee, comprised of all the Company’s then-independent directors, was formed to evaluate and take action with respect to all of the Company’s relationships and arrangements with Mr. Schnatter. The Special Committee also oversaw a previously announced cultural audit and investigation, and oversaw the process to evaluate a wide range of strategic options with the goal of maximizing value for the Company’s stockholders and serve the best interest of the Company’s stakeholders. The work of the Special Committee is now substantially complete. See “Recent Governance Changes and the Work of the Special Committee” above.

The current members of the Special Committee are Mr. Coleman (Chair), Mr. Shapiro, Ms. Kirtley, Ms. Koellner, Ms. Medina, Mr. Sanfilippo and Mr. Smith.

Communications with the Board

Stockholders of the Company may communicate with the Board in writing addressed to:

Board of Directors
c/o Corporate Secretary
Papa John’s International, Inc.
P.O. Box 99900
Louisville, Kentucky 40269‑0900

The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further a personal interest not shared by the other stockholders generally.

Nominations for Directors

Identifying Qualified Candidates

The Corporate Governance and Nominating Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending renomination, and recommends all approved candidates to the Board for appointment or nomination to the Company’s stockholders.

The Corporate Governance and Nominating Committee expects qualified candidates will have high personal and professional integrity and ability and will be able to contribute to the Board’s effectiveness in serving the interests of the Company’s stockholders. The Committee considers diversity in its nomination of directors to the Board, and in its assessment of the effectiveness of the Board and its committees. In considering diversity, the Corporate Governance and Nominating Committee looks at a range of different personal factors in light of the business, customers, suppliers and employees of the Company. The range of factors includes diversity of race, ethnicity, gender, age, cultural background and personal and business backgrounds. The Committee considers skills and experience, such as prior board service, financial expertise, international experience, industry experience, technology experience and leadership skills, including prior management experience. In addition, the Committee also considers qualifications that include: independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with the Company’s interests. The Committee considers these criteria in the context of the perceived needs of the Board as a whole and seeks to achieve and maintain the diversity of the Board. Although the Board does not establish specific goals with respect to diversity, the overall diversity of the Board is a significant consideration in the nomination process. Four of the nine nominees for election at the Annual Meeting are women, and the Board’s collective experience covers a range of experience across different countries and industries. The Corporate Governance and Nominating Committee also considers the length of service of the Company’s Board members, balancing the value of long-standing Board service with the perspective of directors more recently joining the Board.

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The charts below illustrate the composition of our nominees by gender and tenure:

The Corporate Governance and Nominating Committee reports regularly to the full Board on its assessment of the composition and functioning of the Board. The Company has focused on assembling a group of Board members who collectively possess the skills and experience necessary to oversee the business of the Company, structure and oversee implementation of the Company’s strategic plan and maximize stockholder value in a highly competitive environment. The Board undertook a significant refreshment process leading up to the Annual Meeting to enhance the skills and capabilities of the Board, as further described under “Item 1. Election of Directors” below. In connection with Starboard’s strategic investment in the Company and pursuant to the terms of the related Governance Agreement, the Board agreed to expand the size of the Board and appoint two new independent directors, Jeffrey C. Smith and Anthony M. Sanfilippo, and the Company’s President and Chief Executive Officer, Steven M. Ritchie, to the Board. Pursuant to the terms of the Governance Agreement, the Board and the Corporate Governance and Nominating Committee conducted a search to identify and recommend two additional new independent director candidates to the Board, which resulted in the appointment of Michael R. Dubin and Jocelyn C. Mangan to the Board as independent directors on March 14, 2019. See “Recent Governance Changes and the Work of the Special Committee” above and “Contractual Rights of Starboard to Designate Nominees” below. In addition, pursuant to the Settlement Agreement, the Company agreed to cooperate with Mr. Schnatter to identify a mutually acceptable independent director candidate.

The Corporate Governance and Nominating Committee will consider candidates for election to the Board recommended by a stockholder in accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and will do so in the same manner as the Committee evaluates any other properly recommended nominee. Any nomination by a stockholder of a person for election to the Board at an annual meeting of stockholders, or a special meeting of stockholders called by the Board for the purpose of electing directors, must be received at the Company’s principal offices not less than 60 days nor more than 90 days prior to the scheduled date of the meeting and must comply with certain other requirements set forth in the Company’s Certificate of Incorporation. However, if less than 70 days’ notice of the date of the annual meeting is given, notice by the stockholder must be received no later than 10 days following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which public disclosure of the date of the meeting was made by the Company.

Nominations must be addressed to the Chairman of the Corporate Governance and Nominating Committee in care of the Secretary of the Company at the Company’s headquarters address listed below and must be received on a timely basis in order to be considered for the next annual election of directors:

Chairman of the Corporate Governance and Nominating Committee
c/o Corporate Secretary
Papa John’s International, Inc.
P.O. Box 99900
Louisville, Kentucky 40269‑0900

Contractual Rights of Starboard to Designate Nominees

Pursuant to the terms of the Governance Agreement, entered into in connection with Starboard’s strategic investment in the Company, the Company agreed to (i) increase the size of the Board from six to nine directors, (ii) nominate and appoint Jeffrey C. Smith (the “Starboard Appointee”), Anthony M. Sanfilippo (the “Independent Appointee”) and Steven M. Ritchie (collectively, the “Agreed Appointees”) to the Board and (iii) appoint Mr. Smith as Chairman of the Board. Subject to certain limitations set forth in the Governance Agreement, during the Standstill Period (as defined below), the Company agreed that (A) Mr. Sanfilippo would be a member of the Compensation Committee, the Corporate Governance and Nominating Committee and the Special Committee and (B) Mr. Smith would be a member of the Special Committee.

8     2019 Proxy Statement

CORPORATE GOVERNANCE

If there is a vacancy on the Board during the Standstill Period (as defined below) as a result of either the Starboard Appointee or the Independent Appointee no longer serving on the Board for any reason, then Starboard will be entitled to designate a replacement thereof (each, a “Replacement Director”); provided that at such time certain criteria set forth in the Governance Agreement are satisfied, including that Starboard satisfy a minimum ownership threshold. Prior to being appointed to the Board, the Starboard Appointee (or a Replacement Director thereof who is not independent of Starboard) is required to deliver an irrevocable resignation letter pursuant to which he or she will resign automatically and immediately if (i) Starboard fails to satisfy the minimum ownership threshold or (ii) Starboard, its affiliates or associates or any Starboard Appointee who is not independent of Starboard materially breaches the terms of the Governance Agreement. Mr. Smith delivered this resignation letter to the Board prior to his appointment.

In addition to the appointment of the Agreed Appointees, the Company agreed that the Corporate Governance and Nominating Committee, in consultation with the Chairman of the Board and the Chairman of the Corporate Governance and Nominating Committee, would initiate a process to identify and recommend at least one and no more than two additional new independent director candidates for appointment to the Board, subject to their completion of customary director onboarding documentation and the Board’s approval. On March 14, 2019, Michael Dubin and Jocelyn Mangan were appointed to the Board as independent directors following completion of this process. The Company also has agreed that, without the prior written consent of Starboard, the Board shall take all necessary action so that the size of the Board will not exceed (i) 11 directors during the period from February 4, 2019 until the date of the Annual Meeting and (ii) 12 directors from the date of the Annual Meeting until the end of the Standstill Period.

Pursuant to the Governance Agreement, the Board agreed to nominate, recommend, support and solicit proxies for the Starboard Appointee and the Independent Appointee for election at the Annual Meeting for terms expiring at the Company’s 2020 annual meeting of stockholders. In addition, during the Standstill Period, Starboard has agreed not to (i) nominate or recommend for nomination any person for election as a director at any stockholder meeting, (ii) submit any stockholder proposals for consideration at, or bring any business before, any stockholder meeting or (iii) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the Company’s common stock.

Starboard has agreed, from the date of the Governance Agreement until the earlier of (i) the date that is 15 days prior to the deadline for the submission of stockholder nominations for the 2020 annual meeting pursuant to the Company’s organizational documents and (ii) the date that is 100 days prior to the first anniversary of the Annual Meeting (the “Standstill Period”), to customary standstill restrictions. Starboard has an option to extend the Standstill Period by one-year periods, which may be exercised no more than twice, subject to certain limitations. If the Starboard Appointee is removed as Chairman of the Board during the Standstill Period for any reason other than due to the occurrence of a resignation event (as defined in the Governance Agreement) or his resignation as Chairman of the Board or as a director of the Company, Starboard will have the right to terminate the Standstill Period. The Governance Agreement terminates upon the expiration of the Standstill Period.

2019 Proxy Statement     9

Item 1. Election of Directors

Our Bylaws provide that the Board is authorized to fix from time to time the number of directors within the range of three to fifteen members. The Board agreed, pursuant to the terms of the Governance Agreement, that the size of the Board would be no greater than 11 members prior to the Annual Meeting and no greater than 12 members after the Annual Meeting until the end of the Standstill Period. The Board size is currently set at eleven members. Mr. Shapiro and Mr. Schnatter are not standing for re-election to our Board at the Annual Meeting. The Board has reduced the size of the Board to nine members effective immediately prior to the commencement of the Annual Meeting. Directors are elected annually to one-year terms. Each director nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. Each of Mr. Dubin and Ms. Mangan was recommended to the Corporate Governance and Nominating Committee for appointment as an independent director by our Chairman, Jeffrey Smith.

We believe the nominees set forth below possess an appropriate mix of skills, experience and leadership designed to drive board performance and properly oversee the interests of the Company, including our long-term corporate strategy. Our nominees include eight independent directors (over 85%), four female directors (over 40%) and a broad range of professional experience. The nominees also reflect a balanced approach to tenure that will allow the Board to benefit from a mix of newer directors who bring fresh perspectives and seasoned directors who bring continuity and a deep understanding of our complex business.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Set forth below is information concerning the nominees for election, including their principal occupations, business experience, background, key skills and qualifications, and ages as of the date of this Proxy Statement. The key skills and qualifications are not intended to be an exhaustive list of each nominee’s skills or contributions to the Board, but rather the specific skills and qualifications that led to the conclusion that the person should serve as a director for the Company.

Nominees for Election to the Board

Christopher L. Coleman
Age: 50 Director since 2012 Committees: Audit, Compensation, Corporate Governance & Nominating (Chair)

Mr. Coleman is based in the UK, where he is Group Head of Banking at Rothschild & Co. He is a Global Partner of Rothschild & Co, Chairman of Rothschild & Co Bank International and also serves on a number of other boards and committees of the Rothschild & Co Group, which he joined in 1989.

Mr. Coleman’s extensive financial experience and international business acumen provide insight and expertise to the Board in these key areas.

Mr. Coleman currently serves as a non-executive director of Barrick Gold Corporation (and is a member of its compensation committee and its corporate governance and nominating committee). Mr. Coleman was previously non-executive Chairman of Randgold Resources (and was previously a member of its audit and remuneration committees and chairman of its governance and nomination committee).

10     2019 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS

Michael R. Dubin
Age: 40 Director since 2019

Mr. Dubin currently serves as CEO of Dollar Shave Club, a position he has held since 2011. Dollar Shave Club was acquired by Unilever in 2016. Prior to founding Dollar Shave Club, Mr. Dubin built a career spanning marketing, advertising, media and digital commerce, holding positions at NBC, MSNBC, Time Inc and two advertising agencies.

Mr. Dubin brings extensive marketing, media, digital commerce and business operations experience to the Board.

Mr. Dubin also currently serves on the Board of Stance Socks, a privately held company, as well as two non-profit organizations.

Olivia F. Kirtley
Age: 68 Director since 2003 Committees: Compensation (Chair), Corporate Governance & Nominating

Ms. Kirtley, a certified public accountant, is a business consultant on strategic and corporate governance issues. She is a former chief financial officer and former senior manager at a predecessor to the accounting firm Ernst & Young LLP (“Ernst & Young”). From 2014 to 2016, she served as President and Board Chairman of the International Federation of Accountants. She has also served as Chairman of the American Institute of Certified Public Accountants and Chairman of the AICPA Board of Examiners.

Ms. Kirtley brings extensive experience, expertise and insight to our Board in the areas of audit, risk management and public company corporate governance and compensation. In addition to her expertise in audit and tax issues developed in part as a senior manager at a predecessor to Ernst & Young, Ms. Kirtley also brings corporate management experience from her tenure at Vermont American Corporation, including the positions of Treasurer, Vice President Finance and Chief Financial Officer at that company.

Ms. Kirtley has served as a director of U.S. Bancorp since 2006 (including service as the chairman of its audit committee, chairman of its risk committee, and member of its governance, compensation and executive committees), as a director of ResCare, Inc. since 1998 (including service as the chairman of its audit committee and member of its governance committee), and as a director of Randgold Resources since 2017 until the Barrick Gold-Randgold merger on January 1, 2019 (including service as a member of its audit and remuneration committees).

2019 Proxy Statement     11

ITEM 1. ELECTION OF DIRECTORS

Laurette T. Koellner
Age: 64 Director since 2014 Committees: Audit (Chair), Compensation

Ms. Koellner most recently served as Executive Chairman of International Lease Finance Corporation, a subsidiary of American International Group, Inc. (“AIG”) from June 2012 until its May 2014 sale to AerCap Holdings N.V. Ms. Koellner served as President of Boeing International, a division of The Boeing Company, where she held a variety of financial and business leadership roles from 1997 until 2008, including as a member of the Office of the Chairman and Boeing’s Chief Administration and Human Resources Officer. Prior to her time with Boeing, Ms. Koellner spent 19 years at McDonnell Douglas Corp., which merged with The Boeing Company in 1997.

As a former executive of a publicly traded company, Ms. Koellner brings extensive experience to the Board in the areas of complex business operations, finance and accounting, and international business. In addition, she brings extensive corporate governance and compensation experience and insight as a director of other public companies.

Ms. Koellner served as an independent director of Hillshire Brands, Inc. from 2001 to 2014, at which time it was sold to Tyson Foods. She served as an independent director of AIG from 2009 to 2012. She currently serves on the board of directors of Celestica, Inc. (including service as the chairman of its audit committee, and member of its compensation and corporate governance and nominating committees), The Goodyear Tire & Rubber Company (including service as a member of its audit and finance committees) and Nucor Corporation (including service as a member of its compensation and executive development and corporate governance and nominating committees).

Jocelyn Mangan
Age: 47 Director since 2019

Ms. Mangan is the CEO and Founder of Him For Her, a social enterprise whose aim is to change for-profit boards of directors to include the world’s most talented women.  She has served in this capacity since May 2018.  Prior to that, Ms. Mangan held positions at Snagajob, serving as its COO from February 2017 to April 2018 and its Chief Product and Marketing Officer from May 2016 to February 2017.  From May 2014 to October 2015, Ms. Mangan was SVP of Product at OpenTable.

Ms. Mangan’s extensive experience with technology and product strategy will provide insight and expertise to the Board in these key areas.

Ms. Mangan currently serves on the board of ChowNow, an online food ordering system and marketing platform.

12     2019 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS

Sonya E. Medina
Age: 43 Director since 2015 Committees: Compensation, Corporate Governance & Nominating

Ms. Medina is a government and public affairs strategist. She has served as a consultant to the City of San Antonio since March 2015, and as a consultant to Silver Eagle Distributors, the nation’s largest distributor of Anheuser-Busch products, since July 2013. She served as Vice President, Community and External Affairs for Silver Eagle Distributors from 2009 to 2013.  Ms. Medina served as a White House Commission Officer from 2001 to 2006 and again in 2008, and as Director of the AT&T Global Foundation from 2006 to 2008.

Ms. Medina brings leadership, strategy and multi-cultural marketing experience to the Board. She also brings insight into government affairs, through her prior experience as a White House Commission Officer.

She is active in community and civic affairs and currently serves on the Next Gen Board Leaders Advisory Council, a joint initiative launched by Nasdaq, Spencer Stuart and Boardroom Resources.

Steven M. Ritchie
Age: 44 Director since 2019 President and Chief Executive Officer

Mr. Ritchie currently serves as our President and Chief Executive Officer.  He previously served as President and Chief Operating Officer from July 2015 to December 2017, served as Senior Vice President and Chief Operating Officer from May 2014 to July 2015 and served as a Senior Vice President since 2010 (promoted in December 2010 to SVP, Corporate Operations and Global Operations Support and Training). Mr. Ritchie has served in various capacities of increasing responsibility over Global Operations & Global Operations Support and Training since July 2010. Since 2006, he also has served as a franchise owner and operator of multiple units in the Company's Midwest Division.

Mr. Ritchie brings to the Board a deep understanding of the Company’s business and extensive operations and industry experience.

Mr. Ritchie was initially appointed to the Board, and has been selected as a director nominee, pursuant to the Governance Agreement. See “Corporate Governance — Contractual Rights of Starboard to Designate Nominees” above.

2019 Proxy Statement     13

ITEM 1. ELECTION OF DIRECTORS

Anthony M. Sanfilippo
Age: 60 Director since 2019 Committees: Compensation, Corporate Governance & Nominating

Mr. Sanfilippo most recently served as a member of the board and Chief Executive Officer of Pinnacle Entertainment, Inc. from March 2010 until its October 2018 sale to Penn National Gaming.  He also served as Pinnacle’s chairman of the board from May 2017 until its sale. Prior to joining Pinnacle, Mr. Sanfilippo served as president, Chief Executive Officer and a board member of Multimedia Games Inc., a creator and supplier of comprehensive systems, content and electronic gaming units for various segments of the gaming industry. Prior to joining Multimedia Games, he served in leadership roles at Harrah's Entertainment, Inc. including serving as president and chief operating officer for Harrah's New Orleans and a board member of Jazz Casino Corp.

Mr. Sanfilippo brings to the Board significant senior executive and operating expertise from his experience in the gaming and hospitality industries.

Mr. Sanfilippo was initially appointed to the Board, and has been selected as a director nominee, pursuant to the Governance Agreement. See “Corporate Governance — Contractual Rights of Starboard to Designate Nominees” above.

Jeffrey C. Smith
Age: 46 Director since 2019 Chairman of the Board

Mr. Smith is a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies, which he founded in April 2011.  He currently serves as our Chairman.  From January 1998 to April 2011, Mr. Smith was a Partner Managing Director of Ramius LLC, a subsidiary of the Cowen Group, Inc. and the Chief Investment Officer of the Ramius Value and Opportunity Master Fund Ltd. Prior to joining Ramius LLC in January 1998, he served as Vice President of Strategic Development and a director of The Fresh Juice Company, Inc.

Mr. Smith brings extensive experience to the Board as an active change agent investor, having worked with more than 50 different public companies to improve operations, strategy and corporate governance for the benefit of stockholders, including oversight of successful restaurant turnaround and board transformation.

Mr. Smith has served as chairman of the board of Advance Auto Parts, Inc. since May 2016. He has served on the board of Perrigo Company plc. since February 2017. Mr. Smith previously served as chairman of the board of Darden Restaurants, Inc. from October 2014 to April 2016; and as a director of Yahoo! Inc from April 2016 to June 2017. He also previously served as a director of: Quantum Corporation from May 2013 to May 2015; Office Depot, Inc. from August 2013 to September 2014; Regis Corporation from October 2011 until October 2013; and Surmodics, Inc. from January 2011 to August 2012. Mr. Smith also previously served as Chairman of the Board of Directors of Phoenix Technologies Ltd.; and as a director of Zoran Corporation, Actel Corporation, S1 Corporation, Kensey Nash Corporation, and the Fresh Juice Company, Inc.

Mr. Smith was initially appointed to the Board, and has been selected as a director nominee, pursuant to the Governance Agreement. See “Corporate Governance — Contractual Rights of Starboard to Designate Nominees” above.

There are no family relationships among the Company’s directors and executive officers.

14     2019 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 11, 2019 (except as noted otherwise), with respect to the beneficial ownership of our capital stock by (i) each of the named executive officers identified in the Summary Compensation Table in this Proxy Statement, (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock or Series B Preferred Stock.

			Percent of
	Amount and Nature of		Common Stock
Name of Beneficial Owner	Beneficial Ownership(1)(2)		Outstanding
Steven R. Coke	18,605	(3)	*
Christopher L. Coleman	29,877		*
Michael R. Dubin	—		—
Olivia F. Kirtley	199,236	(4)	*
Laurette T. Koellner	23,975	(5)	*
Jocelyn C. Mangan	—		—
Sonya E. Medina	12,365		*
Michael R. Nettles	37,578		*
Caroline Miller Oyler	64,378	(6)	*
Steven M. Ritchie	195,125	(7)	*
Anthony M. Sanfilippo	—		—
John H. Schnatter	9,965,732	(8)	31%
Mark S. Shapiro	46,266		*
Jeffrey C. Smith	4,995,007	(9)	9.99%
Joseph H. Smith	30,411	(10)	*
Jack Swaysland	31,287		*
Lance F. Tucker	—	(11)	—
All 18 directors and current executive officers as a group	15,651,843	(12)	43%

*Represents less than one percent of class.

	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned
	Amount and Nature of		Percent	Amount and Nature of	Percent
Other 5% Beneficial Owners	Beneficial Ownership(1)		Outstanding	Beneficial Ownership(1)	Outstanding
Starboard Value LP(13)
777 Third Avenue, 18th Floor
New York, NY 10017	4,995,007	(13)	9.99(14)%	250,000	100%
T. Rowe Price Associates, Inc.(15)
100 E. Pratt Street
Baltimore, MD 21202	3,339,549		10.5%
BlackRock Inc.(16)
55 East 52nd Street
New York, NY 10055	2,567,032		8.1%
The Vanguard Group(17)
100 Vanguard Blvd.
Malvern, PA 19355	2,028,677		6.4%
Legion Partners Asset Management, LLC(18)
9401 Wilshire Blvd, Suite 705
Beverly Hills, CA 90212	1,726,086		5.5%
(1)

Based upon information furnished to the Company by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to their shares and such shares are not subject to any pledge.

2019 Proxy Statement     15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)	Includes the following shares subject to options exercisable within 60 days after March 11, 2019, and time‑based restricted stock over which the named persons have sole voting power.

	Options			Options
	exercisable	Restricted		exercisable	Restricted
Name	within 60 days	Stock	Name	within 60 days	Stock
Steven R. Coke	8,201	6,779	Steven M. Ritchie	118,720	47,464
Christopher L. Coleman	22,420	959	Anthony M. Sanfilippo	—	—
Michael R. Dubin	—	—	John H. Schnatter	516,273	2,116
Olivia F. Kirtley	31,958	1,436	Mark S. Shapiro	21,196	959
Laurette T. Koellner	14,468	959	Jeffrey C. Smith	—	—
Jocelyn C. Mangan	—	—	Joseph H. Smith	6,935	22,020
Sonya E. Medina	9,157	959	Jack Swaysland	12,092	17,688
Michael R. Nettles	9,350	25,815	Lance F. Tucker	—	—
Caroline Miller Oyler	29,502	20,257
(3)	Includes 1,534 shares held in the Company’s 401(k) Plan.
(4)

Ms. Kirtley also holds units deemed invested in 72,865 shares of common stock through a deferred compensation plan provided by the Company, 49,292 of which are distributable in an equivalent number of shares of common stock within 60 days of termination of service on the Board and are included in the shares reported, and 23,573 of which are not included in the shares reported.

(5)

Ms. Koellner also holds units deemed invested in 3,449 shares of common stock through a deferred compensation plan provided by the Company, all of which are distributable in an equivalent number of shares of common stock within 60 days of termination of service on the Board and are included in the shares reported.

(6)	Includes 600 shares held in the Company’s 401(k) Plan.
(7)	Includes 2,456 shares owned by Mr. Ritchie’s spouse of which 1,819 are subject to options exercisable within 60 days after March 11, 2019, and 345 are restricted stock.
(8)

Includes 64,500 shares held in a 501(c)(3) charitable foundation of which Mr. Schnatter has both voting and investment power, and 31,391 shares owned by Mr. Schnatter’s spouse. Information regarding Mr. Schnatter is based on the Schedule 13D/A filed March 5, 2019.

(9)

Includes shares of our common stock issuable upon conversion of 200,000 shares of Series B Preferred Stock directly held by Starboard Value and Opportunity Master Fund Ltd, (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”) and Starboard Value LP through a managed account (the “Starboard Value LP Account”, and all such entities collectively, the “Starboard Entities”). Mr. Smith, solely by virtue of his position as a member of the Management Committee of Starboard Value GP LLC ("Starboard Value GP"), the general partner of the investment manager of Starboard V&O Fund, and as a member and member of the Management Committee of Starboard Principal Co GP LLC ("Principal GP"), the general partner of the member of Starboard Value GP, may be deemed to beneficially own the securities directly held by Starboard V&O Fund. Mr. Smith, solely by virtue of his position as a member of the Management Committee of Starboard Value GP, the general partner of the manager of Starboard S LLC, and as a member and member of the Management Committee of Principal GP, the general partner of the member of Starboard Value GP, may be deemed to beneficially own the securities directly held by Starboard S LLC. Mr. Smith, solely by virtue of his position as a member of the Management Committee of Starboard Value GP, the general partner of the investment manager of Starboard C LP, and as a member and member of the Management Committee of Principal GP, the general partner of the member of Starboard Value GP, may be deemed to beneficially own the securities directly held by Starboard C LP. Mr. Smith, solely by virtue of his position as a member of the Management Committee of Starboard Value GP, the general partner of the investment manager of Starboard L Master, and as a member and member of the Management Committee of Principal GP, the general partner of the member of Starboard Value GP, may be deemed to beneficially own the securities directly held by Starboard L Master. Mr. Smith, solely by virtue of his position as a member of the Management Committee of Starboard Value GP, the general partner of Starboard Value LP, and as a member and member of the Management Committee of Principal GP, the general partner of the member of Starboard Value GP, may be deemed to beneficially own the securities held in the Starboard Value LP Account. Also includes shares of our common stock issuable upon conversion of 50,000 shares of Series B Preferred Stock that the Starboard Entities have the option, exercisable at their discretion, to purchase on or prior to March 29, 2019, which shares of Series B Preferred Stock may be allocated among the Starboard Entities at their sole discretion, and for which all closing conditions for the exercise of the option to purchase the Series B Preferred Stock can be satisfied or waived by the Starboard Entities. Mr. Smith expressly disclaims beneficial ownership of the 250,000 shares of Series B Preferred Stock in total, except to the extent of his pecuniary interest therein.

16     2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(10)

Includes 1,096 shares held in the Company’s 401(k) Plan.  Joseph Smith also holds units deemed invested in 18,655 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(11)

Mr. Tucker holds units deemed invested in 3,179 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported. Mr. Tucker’s last day of employment with the Company was March 2, 2018.

(12)

Includes 802,091 shares subject to options exercisable within 60 days, 149,758 shares of unvested restricted stock and 52,741 shares which may be acquired within 60 days of termination of service under the deferred compensation plan, held by all directors and executive officers. Holders of units deemed invested in common stock under the deferred compensation plan have no voting or investment power over any of the shares represented by these units.

(13)

All information regarding Starboard Value LP is based on the Schedule 13D filed with the SEC on February 14, 2019. Starboard Value LP reported that it may be deemed to beneficially own 4,995,007 shares of common stock, over which it has sole dispositive and voting power. The Starboard Entities directly hold 200,000 shares of our Series B Preferred Stock that, as of March 11, 2019, were convertible into 3,995,205 shares of our common stock and have the option, exercisable at their discretion, to purchase up to 50,000 shares of Series B Preferred Stock on or prior to March 29, 2019 that, as of March 11, 2019, were convertible into 998,801 shares of our common stock, and which shares of Series B Preferred Stock may be allocated among the Starboard Entities at their sole discretion, and for which all closing conditions for the exercise of the option to purchase the Series B Preferred Stock can be satisfied or waived by the Starboard Entities. According to the Schedule 13D, the beneficial ownership of our common stock by the Starboard Entities is as follows: (i) Starboard V&O Fund has sole voting and dispositive power over 2,581,902 shares, (ii) Starboard S LLC has sole voting and dispositive power over 387,534 shares, (iii) Starboard C LP has sole voting and dispositive power over 223,731 shares, (iv) Starboard L Master has sole voting and dispositive power over 207,750 shares, (v) Starboard Value R LP (“Starboard R LP”) has sole voting and dispositive power over 223,731 shares, and is the general partner of Starboard C LP (v) Starboard Value R GP LLC (“Starboard R GP”) has sole voting and dispositive power of 431,481 shares, and is the general partner of each of Starboard R LP and Starboard L GP, (vi) Starboard Value L LP (“Starboard L GP”) has sole voting and dispositive power over 207,750 shares and is the general partner of Starboard L Master, (vii) Starboard Value LP has sole voting and dispositive power over 4,995,007 shares and is the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master, and the Starboard Value LP Account, and is the manager of Starboard S LLC, (vii) Starboard Value GP has sole voting and dispositive power over 4,995,007 shares and is the general partner of Starboard Value LP, (viii) Starboard Principal Co LP (“Principal Co”) has sole voting and dispositive power over 4,995,007 shares and is a member of Starboard Value GP, (ix) Principal GP has sole voting and dispositive power over 4,995,007 shares and is the general partner of Principal Co, (x) each of Messrs. Jeffrey C. Smith and Peter A. Feld have shared voting and dispositive power over 4,995,007 shares and are members of Principal GP and members of the Management Committee of each of Starboard Value GP and Principal GP.  Each of the Starboard Entities and Messrs. Smith and Feld disclaim beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(14)

Reflects a conversion limitation of 9.99% as set forth under the Series B Certificate of Designation (as defined below). The 200,000 shares of Series B Preferred Stock held by certain funds affiliated with, or managed by, Starboard Value LP represent approximately 11.20% of the outstanding voting power on an as-converted basis and, if the option to purchase up to 50,000 shares of Series B Preferred Stock on or prior to March 29, 2019 is exercised in full, the 250,000 shares of Series B Preferred Stock held by certain funds affiliated with, or managed by, Starboard Value LP would represent approximately 13.62% of the outstanding voting power on an as-converted basis.

(15)

All information regarding T. Rowe Price Associates, Inc. is based on an Amendment to Schedule 13G filed with the SEC on February 14, 2019 by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. has sole power to vote 623,609 shares and sole dispositive power over 3,339,549 shares.

(16)

All information regarding BlackRock Inc. and its affiliates is based on an Amendment to Schedule 13G filed with the SEC on February 6, 2019 by BlackRock, Inc. BlackRock has sole power to vote 2,509,060 shares and has sole dispositive power over 2,567,032 shares.

(17)

All information regarding The Vanguard Group is based on an Amendment to Schedule 13G filed with the SEC on February 11, 2019.  The Vanguard Group has sole voting power over 32,742 shares, shared voting power over 3,600 shares, sole dispositive power of 1,994,335 shares, and shared dispositive power of 34,342 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 30,742 shares or 0.09% of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 5,600 shares or 0.01% of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

2019 Proxy Statement     17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(18)

All information regarding Legion Partners Asset Management, LLC (“Legion Partners”) and its affiliates is based on an Amendment to Schedule 13D filed with the SEC on February 6, 2019 by Legion Partners to report that it (including its affiliates) has shared voting power with respect to (i) 880,660 shares beneficially owned by Legion Partners I, (ii) 42,781 shares beneficially owned by Legion Partners II, (iii) 802,545 shares beneficially owned by Legion Partners Special I, and (iv) 100 shares beneficially owned by Legion Partners Holdings, LLC.

18     2019 Proxy Statement

s
Executive Compensation — Compensation Discussion and Analysis

Introduction

This discussion and analysis explains the Company’s philosophies and programs for compensating its executive officers as well as the compensation paid to our named executive officers (“NEOs”) for fiscal year 2018. Our NEOs are Steven M. Ritchie, President and Chief Executive Officer; Joseph H. Smith, Senior Vice President, Chief Financial Officer; Michael R. Nettles, Executive Vice President, Chief Operating and Growth Officer; Caroline Miller Oyler, Senior Vice President, Chief Legal and Risk Officer; Jack Swaysland, Senior Vice President, Chief Operating Officer - International; Steven R. Coke, former Interim Principal Financial and Accounting Officer and Vice President, Investor Relations and Strategy; and Lance F. Tucker, former Senior Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Tucker left the Company in March 2018 to accept another position. Mr. Coke served as interim principal financial and accounting officer until Mr. Smith was named Chief Financial Officer.

Executive Summary

We focus our compensation program for our NEOs and other executives on financial, strategic and operational goals established by the Board of Directors to create value for our stockholders. Our guiding compensation principle is to pay for performance, supporting our objective to create value for our stockholders by delivering on our Better Ingredients. Better Pizza. brand promise. Our compensation program is designed to motivate, measure and reward the achievement of our strategic goals without promoting excessive or unnecessary risk taking. 2018 was a year of unprecedented challenges for our business. Although our financial results fell short of expectations, major changes to our executive compensation program supporting our new leadership structure are intended to drive the creation of stockholder value in 2019 and beyond.

Elements and Analysis of 2018 Executive Compensation

In 2018, the Compensation Committee continued its practice of providing to its NEOs the following components of executive compensation, collectively referred to as “total direct compensation”:

•	base salary;
•	short‑term cash incentives (which may be realized only to the extent quarterly or annual performance targets are met); and
•	long‑term compensation, consisting of equity‑based incentives (a combination of performance‑based units, time‑based restricted stock, and stock options).

Governance Aspects of Our Executive Compensation Program

Consistent with stockholder interests and market best practices, our executive compensation program includes the following sound governance features:

•	No tax “gross‑ups” or “single‑trigger” change of control payments.
•	No guaranteed bonus or base pay increases.
•	No repricing or cash buyouts of underwater stock options or granting of stock options with an exercise price less than fair market value at grant.
•

A three‑year graded vesting period for stock options and restricted stock awards and a three-year performance period for full vesting of performance-based restricted stock units. Our retention grants in November 2018 cliff-vest after two years, with half of the CEO’s award, and 25% of the Chief Operating and Growth Officer’s award, also subject to a two-year performance period.

•

“Claw back” of certain performance-based compensation in the event the Company is required to prepare an accounting restatement to the extent the restatement indicates the performance goals were not achieved.

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•

Other risk mitigation features include robust stock ownership requirements, multiple performance metrics to deter excessive focus on a singular performance goal, and limits on quarterly payouts under the short-term Management Incentive Plan (“MIP”), as well as an annual risk assessment by the Compensation Committee.

•	The Compensation Committee engages an independent compensation consultant, which provides no other services to the Company.
•	No dividends or dividend equivalent rights on unexercised stock options or unearned performance‑based units.
•	No pledging of Company stock by directors (other than as agreed to under the Securities Purchase Agreement) or executive officers.
•	No hedging or other derivative transactions in Company stock by executive officers or directors.
•	Limited perquisites.

Significant 2019 Compensation Changes

Consistent with our “pay for performance” compensation philosophy, executives with the greatest potential to impact the Company’s success receive a greater proportion of variable compensation. The Company believes that placing a heavier emphasis on “at-risk” or variable compensation focuses the NEOs on achieving the Company’s strategic and performance objectives. For 2018, 86% of our CEO’s compensation and 82% of our other NEOs’ compensation was tied to specific performance objectives or appreciation in our stock price.

The Compensation Committee approved significant changes to the Company’s long-term incentive program for 2019 to include a higher percentage of performance-based compensation. The following highlights the changes in the long-term incentive program in comparison to the 2018 program:

Long-Term Incentive Program	2019	2018*
Performance Based Units	50%	16%
Time-based Restricted Stock	25%	42%
Stock Options	25%	42%
Total Long-Term Incentives	100%	100%

* does not include 2018 Retention award.

Tying Pay to Performance

To execute our strategy, the Compensation Committee aligns the majority of NEO compensation to short- and long-term performance objectives.  While salary is a fixed element of compensation, increases in salary are tied to individual performance, and all other elements of compensation are tied to Papa John’s overall performance.

In 2018, the Committee applied our pay-for-performance philosophy by:

•

Basing the 2018 MIP, our formula‑based annual cash incentive plan, on post-MIP operating income as well as non‑income measures of net global unit development, and North America and international comparable sales, each of which we consider critical to our strategic, financial, and operational success. For the comparable sales performance metric, our first-quarter payout was based on results compared to pre-established targets for performance, directly linking pay to performance. Consistent with our pay for performance philosophy, our second-, third- and fourth-quarter comparable sales metrics and our annual post-MIP operating income and net global unit development metrics did not yield a payout in 2018 since those metrics fell short of threshold performance targets. As a result, 2018 payout for current NEOs ranged from only 1% to 2% of base salary for all NEO’s other than Mr. Swaysland, whose bonus potential includes a component based on international results. The Committee sets targets with the objective of providing challenging yet reasonably achievable goals. The 2018 MIP results reflect the rigor of our objective performance targets.

•

Granting performance‑based restricted stock units (“performance-based units”) that pay out only if the Company achieves targeted goals over three years on three key metrics: North America system comparable sales, international system comparable sales, and net global unit openings. These metrics are the primary drivers of the Company’s business, and the targeted goals are set to align with our strategic plan, align the interests of executives with long-term value creation and promote retention. Payouts under these awards are also subject to a threshold achievement of earnings per share (“EPS”) growth. Payments under the performance-based unit plan for the three-year period ending at 2018 fiscal year end yielded no payout. For 2019, our performance-based unit plan will be based on our relative total shareholder return.

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•

Granting stock option and restricted stock awards that typically vest over three years, tying executive compensation to long‑term service and the creation of long‑term stockholder value. Award levels are tied to individual performance and individual success in driving results.

Consistent with our “pay for performance” compensation philosophy, executives with the greatest potential to impact the Company’s success receive a greater proportion of variable compensation. The Company believes that placing a heavier emphasis on “at-risk” or variable compensation focuses the NEOs on achieving the Company’s strategic and performance objectives. For 2018, 86% of our CEO’s compensation and 83% of our other NEOs’ compensation was tied to specific performance objectives or appreciation in our stock price.

Stockholder Input/Say‑on‑Pay Vote

The Company considers input from stockholders, including the results of the annual advisory vote on executive compensation (“say‑on-pay proposal”), in determining compensation for our NEOs. At our 2018 annual meeting of stockholders, 99% of the votes cast were in favor of the say‑on‑pay proposal. Stockholders’ overwhelming support of our executive compensation program with respect to the NEOs was one of many factors the Committee considered in determining compensation for our NEOs. The Compensation Committee will continue to consider the outcome of the Company’s say‑on‑pay votes when making future compensation decisions for the NEOs.

We also engaged broadly with our stockholders since last year’s annual meeting of stockholders. This engagement has covered a range of topics, including the significant challenges facing our business, governance and board composition.  We are committed to continuing to seek feedback from stockholders.

Competitive Compensation

Market pay levels and practices, including those of a self-selected peer group, are among many factors the Compensation Committee considers in making compensation decisions. The market review is intended to provide an external framework on the range and reasonableness of compensation and to ensure we can provide competitive compensation needed to attract and retain the caliber of leadership critical to success. The Compensation Committee reviews market data for all pay elements but does not target NEO compensation with respect to a specific benchmark, such as “median” or “50th percentile.” The Compensation Committee believes that dependence solely on benchmark data can detract from the focus on the performance of the individual NEO and his or her relation to Company performance.

The Compensation Committee periodically reviews compensation practices of its self-selected peer group, developed in consultation with FW Cook, its independent compensation consultant. This peer group, listed below, was used in the 2018 compensation decisions. The Committee believes the companies in the peer group share many characteristics with the Company, including a common industry, similar market capitalization and other financial criteria, and are an appropriate group of comparable companies with which we compete for executive talent.

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PEER GROUP
BJ's Restaurants, Inc.	Denny’s Corp.	Red Robin Gourmet Burgers, Inc.
Brinker International, Inc.	DineEquity, Inc.	Sonic Corp.
The Cheesecake Factory, Inc.	Domino’s Pizza, Inc.	Texas Roadhouse, Inc.
Chipotle Mexican Grill, Inc.	Dunkin' Brands Group, Inc.	The Wendy’s Company
Cracker Barrel Old Country Store, Inc.	Jack in the Box Inc.

Role of Compensation Consultant

The Compensation Committee directly retained FW Cook as its independent compensation consultant. FW Cook reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee regularly reviews and assesses FW Cook’s independence pursuant to SEC and NASDAQ rules and has determined that the firm is independent and has no conflicts of interest with the Company. The Committee seeks input from FW Cook on compensation trends, appropriate peer group companies and market survey data, and specific compensation decisions as discussed in this Compensation Discussion and Analysis.

Role of the CEO in Compensation Decisions

In making 2018 compensation decisions, the Compensation Committee requested input from Mr. Ritchie, who reviewed the performance of the NEOs and other executives (other than himself), provided his recommendations to the Committee on NEO and other executives’ compensation, and provided perspective on the performance of the management team (other than himself). Our Chief Financial Officer also supported the Compensation Committee’s executive compensation process in 2018 and regularly attended portions of Committee meetings at the invitation of the Committee. The Committee reviews and discusses pay decisions related to the CEO in executive session without the CEO present, and in accordance with NASDAQ rules, Mr. Ritchie was not present when his compensation was being discussed or approved.

The Committee’s determination of each NEO’s compensation was based on a qualitative and quantitative review and assessment of many factors, including the individual’s performance, experience, scope of responsibilities, leadership and leadership development, and the importance of the NEO to the successful execution of our strategies.

The Compensation Committee believes NEO compensation is appropriate given the Company’s business and relative size.  Actual total cash compensation paid was dependent on the achievement of specific performance goals, discussed in detail below.  The ultimate value of long‑term equity awards will depend on future stock performance, and (i) in the case of performance‑based units, the achievement of three-year performance goals, and (ii) in the case of a portion of the retention grants for Mr. Ritchie and Mr. Nettles, the achievement of two-year performance goals.

Compensation of Chief Executive Officer and Other NEOs

Mr. Ritchie became Chief Executive Officer effective January 1, 2018. On January 16, 2018, the Compensation Committee set Mr. Ritchie’s base salary for 2018 at $900,000, with a bonus target under the MIP of 75% of base salary.  Mr. Ritchie’s annual long-term incentive award opportunity was set at $1,725,000. In May 2018, the Compensation Committee approved an amendment of Mr. Ritchie’s 2015 employment agreement to, among other things, extend the post-termination severance period from nine to eighteen months in certain circumstances.

Given the extraordinary business challenges facing the Company, in October 2018 the Compensation Committee approved an executive retention program for certain key employees, including the current NEOs. The retention program includes enhanced severance benefits and retention equity grants. The Committee structured the retention program considering the executives’ responsibilities in a difficult business environment, their value to the Company as it executes a strategy to rebuild shareholder value, and to address the lack of retention value of outstanding equity awards.

•

As part of the retention program, the Company adopted a Change of Control Severance Plan, effective November 1, 2018 (the “Plan”). Under the Plan, upon the occurrence of any of certain termination events following a change-of-control of the Company (a “double-trigger” event), certain executive officers of the Company, including the NEOs, would be entitled to receive cash severance payments. These payments are equivalent to thirty-six months of base salary for Mr. Ritchie, twenty-four months of base salary for Messrs. Smith, Nettles and Swaysland and Ms. Oyler, and eighteen months of base salary for Mr. Coke, plus a pro-rata portion of any quarterly or annual non-equity bonus payout earned by the executive under any non-equity incentive-based compensation plan then in effect (provided that any applicable performance measures are achieved). Such payments in connection with a change-of-control termination event will be paid solely in lieu of, and not in addition to, any other severance payments or benefits payable under any offer letter, employment agreement, severance plan or arrangement, or other program. The Plan has a term of twenty-four months.

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•

The Compensation Committee also approved retention equity grants for each current NEO, with a grant date fair value equal to three times base salary for Mr. Ritchie, two times base salary for Messrs. Smith, Nettles and Swaysland and Ms. Oyler, and eighteen months of base salary for Mr. Coke.  One half of Mr. Ritchie’s and one quarter of Mr. Nettles’ award was comprised of performance-based restricted stock units that will vest based on the achievement of 20% or greater adjusted operating income growth over the period from December 31, 2018 through December 27, 2020, and the remainder was comprised of time-based restricted stock that will cliff-vest two years from the date of grant, subject in each case to the executive’s continued service with the Company. The other current NEOs’ entire award was comprised of time-based restricted stock that will cliff vest two years from the date of grant, subject to continued service with the Company.

Compensation of Chief Executive Officer

Consistent with our performance-based compensation philosophy, the total compensation of our CEO generally tracks relative to Company performance, and for the 2018 fiscal year, our CEO compensation decreased significantly. Because we did not meet the performance threshold for fiscal 2018 on all but one quarterly short-term incentive metric, our CEO received only a 2% payout under the MIP. The following illustrates (i) our target compensation for our CEO, not including the retention grant; (ii) CEO compensation for 2018 including the retention grant, as shown in the Summary Compensation Table; and (iii) actual compensation delivered in 2018.

Compensation of Other NEOs

In recognition of their substantial contributions to the Company, to reflect their performance and expanding responsibilities and to encourage retention through competitive compensation levels, the Compensation Committee in February 2018, with the input of Mr. Ritchie, approved for each of the other NEOs a base salary increase, an annual equity award consisting of equal values of nonqualified stock options and restricted stock awards and a grant of performance-based units covering the 2018‑2020 three-year performance period.

Also in April 2018, the Company promoted Joseph Smith to Chief Financial Officer. In connection with the promotion, the Compensation Committee set Mr. Smith’s base salary at $350,000, his MIP target at 75% of base salary and his annual long-term incentive award opportunity of $400,000. Mr. Smith subsequently in 2018 assumed responsibility for development and global sales, and, as a result, the Compensation Committee increased his base salary to $445,000 and his annual long-term incentive award opportunity to $475,000. The Compensation Committee also approved an employment agreement for Mr. Smith in the same standard form as the employment agreement for its other senior executives.

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To further the Company’s strategic initiatives, Michael Nettles was promoted to Executive Vice President, Chief Operating and Growth Officer in October 2018.  In connection with the promotion, the Compensation Committee approved for Mr. Nettles an annual base salary of $600,000, an annual short-term incentive target of 75% of base salary, and an annual long-term incentive value of $700,000.

Ms. Oyler was promoted from SVP, General Counsel to SVP, Chief Legal Officer in May 2018.  In connection with the promotion, the Compensation Committee approved for Ms. Oyler an annual base salary of $400,000, an annual short-term incentive target of 75% of base salary, and an annual long-term incentive value of $325,000.  In November 2018, Ms. Oyler was promoted to Chief Legal and Risk Officer, and her base salary was increased to $425,000 and her annual long term incentive value was increased to $375,000.

Mr. Swaysland was promoted from SVP, International to SVP, Chief Operating Officer - International in May 2018.  In connection with the promotion, the Compensation Committee approved for Mr. Swaysland an annual base salary of $325,000, an annual short-term incentive target of 75% of base salary, and an annual long-term incentive value of $400,000.  In November 2018, to reflect additional responsibilities, Mr. Swaysland’s base salary was increased to $345,000.

The Role of Cash Compensation

Base Salary

Annual base salary increases are typically considered each year and upon organizational changes that may occur throughout the year. No executive officer has a guaranteed salary increase. The analysis for adjustments to base salary compensation takes into account all of the factors described under “Elements and Analysis of 2018 Executive Compensation” above.

Short-Term Cash Incentive Compensation

In 2018, our short‑term incentive program consisted of the MIP, which provides quarterly and annual cash payouts to the NEOs and others within the Company based upon achievement of pre‑established performance goals. Similar to prior years, we again included a 150% of target award limit on our non‑income metrics, which were net unit development (North America and International) and comparable sales (North America and International) (in each case, as defined and calculated in the table below). The 150% limit for the quarterly metrics is applied after aggregation of the two quarterly metrics on a weighted, combined basis. During payment calculations, any awards above 150% of target would be retained in a pool for potential payout at year‑end. To the extent actual post-MIP operating income exceeded the 2018 budgeted amount, all or a portion of the additional awards retained in the pool as a result of the 150% limit during each payment date (along with amounts above 150% of target on the annual net development metrics) would be available for payment. The Company believes the plan design with built‑in limits prevents paying excessive awards when our post-MIP operating income does not meet our objectives for the full year, and is an important element in mitigating risk of focusing on short‑term performance. For 2018, all payments on our non-income metrics were below the 150% threshold; therefore, no amounts were retained in the pool for additional award payments to the NEOs or any other participant.

Overall payout under the MIP is capped at an individual level of 300% of annual base salary.

In 2018, performance metrics and the target and actual results of the MIP included:

				Actual
				Payout		Award
Metric	Definition	Target	Actual Results	Percentage	Weighting	Frequency
Post-MIP Operating Income	Consolidated post-MIP operating income.(1)	$95,017,000 (2)	$820,000	0%	45%	Annual
Net Development	Global system-wide store openings less store closings.	248 units (2)	104 units (2)	0%	25%	Annual
North America Comparable Sales	North America system-wide comparable sales (average same-store, year-over-year sales), an industry standard used to measure company growth.	(3.34)%	(5.26)%	52%	3.75%	Quarter 1
		(0.25)%	(6.13)%	0%	3.75%	Quarter 2
		1.71%	(9.76)%	0%	3.75%	Quarter 3
		4.11%	(8.13)%	0%	3.75%	Quarter 4
International Comparable Sales	International system-wide comparable sales (average same-store, year-over-year sales), an industry standard used to measure company growth.	4.13%	0.33%	5%	3.75%	Quarter 1
		4.51%	(0.83)%	0%	3.75%	Quarter 2
		5.94%	(3.35)%	0%	3.75%	Quarter 3
		5.27%	(2.56)%	0%	3.75%	Quarter 4
(1)

Our plan design excludes PJ Food Service (commissary) income from the operating income component of the MIP results to appropriately incentivize our management team to control food costs for our franchise and corporate restaurants.

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(2)

Any payout under the MIP is subject to threshold levels in each performance metric. For 2018, the threshold levels were Post-MIP Operating Income of $85.5 million and Global Net Development of 124 units. Threshold targets for comparable sales by quarter were:

	Q1	Q2	Q3	Q4
North America	-7.34%	-4.25%	-2.29%	0.11%
International	0.13%	0.51%	1.94%	1.27%

Performance targets for each performance metric were set by the Committee in relation to the Company’s targets contained in the annual budget and operating plan. Achievement of these metrics beyond the targets established by the Committee results in payouts beyond the target award for each NEO, capped at 300% of annual base salary. In 2018, the MIP awards (expressed as a percentage of base salary and an actual dollar amount) for each current NEO were as follows:

		Target
		Short-Term	Target	Actual
		Incentive	Short-Term	Short-Term	Actual
		Award	Incentive	Incentive	Award
		(% of Base	Award	Award	(% of 2018
Named Executive Officer	Title	Salary)	$(1)	$	Base Salary)
Steven M. Ritchie	President and Chief Executive Officer	75%	675,000	14,459	2%
Joseph H. Smith	Senior Vice President and Chief Financial Officer	62%	222,197	1,861	1%
Michael R. Nettles	Executive Vice President, Chief Operating and Growth Officer	75%	302,163	5,623	1%
Caroline Miller Oyler	Senior Vice President and Chief Legal and Risk Officer	67%	271,039	4,269	1%
Jack Swaysland	Senior Vice President, Chief Operating Officer - International	72%	232,856	33,711	10%
(1)	Reflects pro‑rated annualized base salary due to increases in 2018 for all current NEOs other than Mr. Ritchie, whose salary was constant throughout 2018.

Each NEO’s actual annual incentive award payment in the table above is determined by formula based on the Company’s achievement of the pre‑established performance targets derived from the Board‑approved annual budget and operating plan. By tying the targets to the budget and operating plan, we believe that the plan rewards performance, and payments will generally correlate to our operating results in a given year. Actual 2018 results for all metrics produced an aggregate payout of 2% of target.  Mr. Swaysland’s payout percentage was higher, as his bonus potential is determined 30% by the MIP payout described above, and 70% by an international plan. The international plan is also based on comparable sales (30% weighting), net development (25% weighting) and operating income (45% weighting) metrics of the international business.

Our NEOs also participated in the Quality Service Incentive Plan (“QSIP”), which did not materially increase their short‑term incentive potential. The QSIP is available to a wider group of employees and underscores the key customer service and quality fundamentals of our business, including the quality of our pizza and delivery times. A $10,000 per participant total award was targeted for our NEOs based on an indexed achievement level for domestic or international results, depending upon job responsibilities, with a maximum award of approximately $25,000 per participant. In 2018, a total award of $10,604 was paid to each of Mr. Ritchie, Mr. Nettles and Ms. Oyler, a total award of $10,651 was paid to Mr. Smith, and a total award of $12,360 was paid to Mr. Swaysland under the QSIP. The QSIP plan has been discontinued for 2019.

The Role of Equity Awards

Our long‑term incentive compensation program for executive officers consists of stock options, time‑vested restricted stock and performance‑based units. For 2018, the program also included the retention grants described above.

Stock Options and Time‑Vested Restricted Stock. We award stock options because they are inherently performance‑based, as their value only increases if the market price of our common stock increases over time. In addition, stock options and restricted stock provide long‑term compensation to our NEOs in the form of additional equity, helping to build a culture of ownership among our executives. Finally, we believe stock options and restricted stock awards are a strong executive retention tool and align the interests of our executives with the interests of stockholders. The options and

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time-vested restricted stock awarded in 2018 generally have a three‑year graded vesting schedule (i.e., one‑third vests per year), and the stock options have a ten‑year term.

The determination of the annual grant value levels is a function of a number of factors considered by the Compensation Committee, including market competitiveness, level of position within the organization, significance of the individual to the Company’s strategy and success, and the level of “total direct compensation” deemed to be appropriate for the NEO.

In February 2018, our Compensation Committee approved the annual grant of stock options and time‑based restricted stock to each NEO in accordance with our equity grant practices policy, with the effective date of grant and the exercise price of each stock option awarded at the closing price of our common stock on the NASDAQ Stock Market on March 1, 2018, two days after the release of our fourth quarter and full‑year 2017 earnings. In addition, Mr. Ritchie was granted an additional equity grant valued at $300,000, and Mr. Nettles, Ms. Oyler and Mr. Swaysland were each granted an additional equity grant valued at $100,000, for retention purposes, at the time of the long term incentive plan grant in February 2018, consisting of equal values of stock options and time vested restricted stock, vesting over a three year period. Mr. Nettles received additional grants of stock options and time-based restricted stock in November, upon his promotion to Executive Vice President, Chief Operating and Growth Officer.  Mr. Smith received additional grants of stock options and time-based restricted stock in May and November, upon his promotion to Chief Financial Officer and his assumption of additional responsibilities upon the departure of the Company’s chief development officer.  Ms. Oyler received additional grants of stock options and time-based restricted stock upon her promotion to Chief Legal Officer in May and for assumption of additional responsibilities in November. In the case of grants in May and November, grants were awarded at the closing price of our common stock on May 10, 2018 and November 8, 2018, two days after the release of our first and third quarter earnings, respectively.

Performance‑based Units.  We believe the performance‑based units encourage focus on the company’s long‑term strategic goals, motivate and retain our executive leadership team and align interests with the Company’s stockholders.  For each grant of performance-based units, a 10% EPS compounded annual growth rate over the applicable three‑year period and a threshold level with respect to achievement of each performance goal must be attained for the performance-based units to vest. Achievement of these metrics beyond the targets established by the Compensation Committee results in increasing payouts above the target award (calculated on a straight-line basis).

In February 2018, the Committee approved a grant of performance‑based units to Mr. Ritchie and Mr. Nettles with the grant date value of $100,000, to Ms. Oyler and Mr. Swaysland of $50,000 and to Mr. Smith of $40,000 covering the three‑year performance period (2018-2020) that will vest on March 1, 2021 if the performance targets are achieved at the end of the three‑year period. In May 2018, the Committee approved a grant of additional performance-based units to Ms. Oyler and Mr. Swaysland of $50,000 and to Mr. Smith of $60,000 that will vest if the pre-established Company performance targets are achieved at the end of the three-year period.

The 2018 target performance metrics and the one-year results as of fiscal year‑end 2018 included:

			1-Year
			Results at
Metric	Definition	Target	FYE 2018	Weighting
3-Year Cumulative North America Comparable Sales	3-year cumulative North America same-store, year-over-year sales, an industry standard to measure company growth	11.0%	(7.3)%	30%
3-Year Cumulative International Comparable Sales	3-year cumulative international same-store, year-over-year sales, an industry standard to measure company growth	17.3%	(1.6)%	20%
Number of Global Units at End of 2020	North America and international system-wide store openings less store closings	5,951 units	5,303 units	50%

The one-year EPS Compounded Annual Growth Rate was -98% at fiscal year-end 2018.

In February 2017, the Committee approved a grant of performance‑based units to each NEO with the grant date value of $100,000 covering the three‑year performance period (2017‑2019) that will vest in February 2020 if the performance targets are achieved at the end of the three‑year period.

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The 2017 target performance metrics and the two-year results as of fiscal year‑end 2018 included:

			2-Year
			Results at
Metric	Definition	Target	FYE 2018	Weighting
3-Year Cumulative North America Comparable Sales	3-year cumulative North America same-store, year-over-year sales, an industry standard to measure company growth	10.3%	(7.2)%	30%
3-Year Cumulative International Comparable Sales	3-year cumulative international same-store, year-over-year sales, an industry standard to measure company growth	18.4%	2.7%	20%
Number of Global Units at End of 2019	North America and international system-wide store openings less store closings	5,547 units	5,303 units	50%

The two-year EPS Compounded Annual Growth Rate was -86% at fiscal year-end 2018.

In February 2016, the Committee approved a grant of performance‑based units to each NEO with the grant date value of $100,000 covering the three‑year performance period (2016‑2018) that were scheduled to vest in February 2019; however, the performance targets were not achieved at the end of the three‑year period. Accordingly, the 2016 performance unit award yielded no award payout.  Actual achievement of the following performance metrics against the pre-established Company performance targets for the three-year period was:

			3-Year
			Results at
Metric	Definition	Target	FYE 2018	Weighting
3-Year Cumulative North America Comparable Sales	3-year cumulative North America same-store, year-over-year sales, an industry standard to measure company growth	9.0%	(3.8)%	30%
3-Year Cumulative International Comparable Sales	3-year cumulative international same-store, year-over-year sales, an industry standard to measure company growth	18.2%	8.8%	20%
Number of Global Units at End of 2018	North America and international system-wide store openings less store closings	5,388 units	5,303	50%

The three-year EPS Compounded Annual Growth Rate was -70% at fiscal year-end 2018.

Stock Ownership Guidelines

Stock ownership by our executive officers is a key consideration in making compensation decisions. We believe that executive ownership of our stock demonstrates to investors that our executives have a significant stake in the Company and its future and mitigates risks associated with equity compensation programs.

The ownership guidelines for our current NEOs are:

Ownership Guideline
Executive Officer	as a Multiple of Base Salary (x)
Chief Executive Officer	5.0x
Chief Financial Officer, Chief Operating and Growth Officer, Chief Legal and Risk Officer, Chief Operating Officer - International	3.0x

NEOs have five years after becoming subject to the ownership requirement to achieve the ownership level, with annual progress required as follows: Year 1, 10%; Year 2, 25%; Year 3, 45%; Year 4, 70%; and Year 5, 100%. Ownership levels at any particular time are calculated based on the purchase price of shares owned or the actual price on the measurement date, whichever is higher. Sources of ownership for measurement purposes include:

•	stock personally or otherwise beneficially owned directly or indirectly;
•	stock equivalent units held in our nonqualified deferred compensation plan;
•	stock held in a 401(k) account or other qualified retirement account, such as an IRA;

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•	unvested restricted stock (excluding performance-based units); and
•	the net value (gross sale price, less option exercise price) of shares subject to vested, but unexercised, stock options.

The Compensation Committee reviews the Stock Ownership Guidelines on an annual basis when considering annual equity grants. As of December 31, 2018, all current NEOs exceeded the guidelines.

Tax and Accounting Policies

Deductibility of compensation expense under Code Section 162(m) of the Internal Revenue Code has not been a material consideration for our Compensation Committee based on the levels and types of compensation we pay. Code Section 162(m) limits the U.S. federal income tax deduction for compensation paid to our NEOs. Commencing with our 2018 fiscal year, the maximum U.S. federal income tax deduction that we may receive for annual compensation paid to any officer covered by Code Section 162(m) will be $1,000,000 per officer. For years prior to 2018, we also were permitted to receive a tax deduction for “performance-based” compensation as defined under Code Section 162(m) without regard to the $1,000,000 limitation. However, U.S. tax legislation enacted in December, 2017 eliminated the performance-based exception. These new rules became effective starting in 2018 for us, except that certain equity awards (such as stock options) that we granted in 2017 and earlier may still be able to qualify as performance-based compensation. To the extent that in 2018 or any later year, the aggregate amount of any covered officer’s salary, bonus, and amount realized from option exercises and vesting of restricted stock, performance based units or other equity awards, and certain other compensation amounts that are recognized as taxable income by the officer exceeds $1,000,000 in any year, we will not be entitled to a U.S. federal income tax deduction for the amount over $1,000,000 in that year. The Committee will continue to consider tax implications in making compensation decisions and, when believed to be in the best long-term interests of our shareholders, we may provide compensation that is not fully deductible.

We expense the cost of employee stock‑based compensation in accordance with the fair value method contained in the Financial Accounting Standards Board Accounting Standards Codification “Compensation — Stock Compensation” (which we refer to as the ASC Stock Compensation Topic). We recorded stock‑based compensation expense of $9.9 million in 2018, $10.4 million in 2017, and $10.1 million in 2016. As a result, the expense related to equity compensation has been and will continue to be a material consideration in our overall compensation program design.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10‑K for the year ended December 30, 2018 and in this Proxy Statement.

COMPENSATION COMMITTEE

Olivia F. Kirtley, Chairman

Christopher L. Coleman

Laurette T. Koellner

Sonya E. Medina

Anthony M. Sanfilippo

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

28     2019 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the NEOs for each of the last three fiscal years during which the officer was a named executive officer.

							Change
							in Pension
							Value and
							Non-qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)	($)(4)	($)
Steven M. Ritchie	2018	900,000	—	3,762,673	962,523	25,062	—	—	5,650,258
President and Chief Executive Officer	2017	820,377	—	700,108	600,008	137,645	—	8,100	2,266,238
	2016	776,923	—	550,101	450,009	739,031	—	7,950	2,524,014
Joseph H. Smith	2018	338,255	—	1,177,643	187,516	12,512	—	4,125	1,720,051
SVP, Chief Financial Officer
Michael R. Nettles	2018	402,885	—	1,650,178	350,024	16,226	—	—	2,419,313
EVP, Chief Operating and Growth Officer
Caroline Miller Oyler	2018	404,818	—	1,137,598	187,520	14,872	—	4,125	1,748,933
SVP, Chief Legal and Risk Officer
Jack Swaysland	2018	323,935	—	990,078	200,009	46,071	—	—	1,560,093
SVP, Chief Operating Officer - International
Steven R. Coke	2018	220,889	—	414,163	51,521	10,009	—	4,125	700,707
Former Interim Principal Financial and Accounting Officer; VP, Investor Relations and Strategy
Lance F. Tucker	2018	38,910	—	—	—	1,009	—	—	39,919
Former SVP, Chief Financial Officer	2017	528,118	—	400,073	300,014	91,041	—	—	1,319,246
and Chief Administrative Officer	2016	512,692	—	357,604	257,506	490,010	—	7,950	1,625,762
(1)

Amounts in this column reflect the aggregate grant date fair value for each respective fiscal year related to both time-based restricted stock and performance-based units granted in 2018, 2017 and 2016. All fair values were computed in accordance with the applicable Accounting Standards Codification (ASC) Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company’s audited financial statements for the fiscal years ended December 30, 2018, December 31, 2017, and December 25, 2016, included in the Company’s Annual Report on Form 10-K. For each of 2018, 2017 and 2016, amounts reported include the value of performance-based units based on the probable outcome of performance conditions at 100% at the grant date resulting in a $100,000 value at the grant date for each NEO.

(2)

Amounts in this column reflect the aggregate grant date fair value for each respective fiscal year related to stock options granted in 2018, 2017 and 2016, respectively, computed in accordance with the ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company’s audited financial statements for the fiscal years ended December 30, 2018, December 31, 2017, and December 25, 2016, respectively, included in the Company’s Annual Report on Form 10-K.

(3)

Amounts in this column for 2018, 2017, and 2016 include payments earned by each NEO pursuant to the 2018, 2017, and 2016 Management Incentive Plans, based on corporate performance metrics for 2018, 2017 and 2016. The amounts in the Non-Equity Incentive Plan Compensation column for 2018, 2017 and 2016 also include payments earned by the NEO pursuant to the 2018, 2017 and 2016 QSIP, based on corporate performance during 2018, 2017 and 2016.

For the year ended December 30, 2018, the first quarter of the quarterly component of the MIP to the extent not deferred by the executive, was paid in March, 2018. For Mr. Swaysland, who participates in an international plan, the fourth quarter and annual component of the international plan to the extent not deferred by the executive, was paid in February, 2019. Amounts in the table above for 2018 include a $12,360 payment for Mr. Swaysland, a $10,651 payment for Mr. Smith and a $10,604 payment under the QSIP for the other NEOs.  All other amounts are pursuant to the MIP.

For the year ended December 31, 2017, the annual components of the MIP and the fourth quarter of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in March, 2018. The first three installments of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in May, August and November, 2017, respectively. Amounts in the table above for 2017 include a $6,826 payment under the QSIP for the NEOs.  All other amounts are pursuant to the MIP.

For the year ended December 25, 2016, the annual components of the MIP and the fourth quarter of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in February, 2017. The first three installments of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in May, August and November, 2016, respectively. Amounts in the table above for 2016 include a $11,137 payment under the QSIP for each NEO.  All other amounts are pursuant to the MIP.

(4)	Amounts in this column include the Company’s matching contribution to the NEO’s account in the Company’s nonqualified deferred compensation account.

2019 Proxy Statement     29

EXECUTIVE COMPENSATION

Grants of Plan‑Based Awards

The following table presents information with respect to the grants of plan‑based awards made by the Company to each of the NEOs during the fiscal year ended December 30, 2018.

									All Other		All Other
									Stock		Option			Grant
		Date of							Awards:		Awards:			Date Fair
		Compensation	Estimated Future Payouts			Estimated Future Payouts			Number		Number of		Exercise or	Value of
		Committee	Under Non‑Equity Incentive Plan			Under Equity Incentive Plan			of Shares		Securities		Base Price	Stock and
		Meeting at	Awards(1)			Awards(2)			of Stock or		Underlying		of Option	Option
		Which Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units		Options		Awards	Awards
Name	Grant Date	Was Approved	($)	($)	($)	(#)	(#)	(#)	(#)(3)		(#)(4)		($/Sh)	($)(5)
Steven M. Ritchie	1/1/2018	—	—	675,000	2,700,000	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	1,666	—	—		—		—	100,027
	11/8/2018	10/29/2018	—	—	—	—	24,369	24,369	—		—		—	1,350,043
	3/1/2018	2/21/2018	—	—	—	—	—	—	16,032	(i)	—		—	962,561
	11/8/2018	10/29/2018	—	—	—	—	—	—	24,369	(iv)	—		—	1,350,043
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		62,380	(i)	60.04	962,523
Joseph H. Smith	1/1/2018	—	—	222,197	1,014,766	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	667	—	—		—		—	40,047
	5/10/2018	5/1/2018	—	—	—	—	1,059	—	—		—		—	60,035
	3/1/2018	2/21/2018	—	—	—	—	—	—	625	(i)	—		—	37,525
	5/10/2018	5/1/2018	—	—	—	—	—	—	1,985	(ii)	—		—	112,530
	11/8/2018	10/29/2018	—	—	—	—	—	—	677	(iii)	—		—	37,506
	11/8/2018	10/29/2018	—	—	—	—	—	—	16,065	(iv)	—		—	890,001
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		2,431	(i)	60.04	37,510
	5/10/2018	5/1/2018	—	—	—	—	—	—	—		7,707	(ii)	56.69	112,501
	11/8/2018	10/29/2018	—	—	—	—	—	—	—		2,427	(iii)	55.40	37,505
Michael R. Nettles	1/1/2018	—	—	302,163	1,208,654	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	1,666	—	—		—		—	100,027
	11/8/2018	10/29/2018	—	—	—	—	5,416	5,416	—		—		—	300,046
	3/1/2018	2/21/2018	—	—	—	—	—	—	3,332	(i)	—		—	200,053
	11/8/2018	10/29/2018	—	—	—	—	—	—	2,708	(iii)	—		—	150,023
	11/8/2018	10/29/2018	—	—	—	—	—	—	16,246	(iv)	—		—	900,028
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		12,963	(i)	60.04	200,019
	11/8/2018	10/29/2018	—	—	—	—	—	—	—		9,707	(iii)	55.40	150,005
Caroline Miller Oyler	1/1/2018	—	—	271,039	1,214,453	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	833	—	—		—		—	50,013
	5/10/2018	5/1/2018	—	—	—	—	882	—	—		—		—	50,001
	3/1/2018	2/21/2018	—	—	—	—	—	—	2,457	(i)	—		—	147,518
	5/10/2018	5/1/2018	—	—	—	—	—	—	265	(ii)	—		—	15,023
	11/8/2018	10/29/2018	—	—	—	—	—	—	452	(iii)	—		—	25,041
	11/8/2018	10/29/2018	—	—	—	—	—	—	15,343	(iv)	—		—	850,002
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		9,560	(i)	60.04	147,511
	5/10/2018	5/1/2018	—	—	—	—	—	—	—		1,028	(ii)	56.69	15,006
	11/8/2018	10/29/2018	—	—	—	—	—	—	—		1,618	(iii)	55.40	25,003
Jack Swaysland	1/1/2018	—	—	232,856	971,805	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	833	—	—		—		—	50,013
	5/10/2018	5/1/2018	—	—	—	—	882	—	—		—		—	50,001
	3/1/2018	2/21/2018	—	—	—	—	—	—	2,707	(i)	—		—	162,528
	5/10/2018	5/1/2018	—	—	—	—	—	—	662	(ii)	—		—	37,529
	11/8/2018	10/29/2018	—	—	—	—	—	—	12,455	(iv)	—		—	690,007
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		10,532	(i)	60.04	162,509
	5/10/2018	5/1/2018	—	—	—	—	—	—	—		2,569	(ii)	56.69	37,500
Steven R. Coke	1/1/2018	—	—	57,431	662,667	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
	3/1/2018	2/21/2018	—	—	—	—	417	—	—		—		—	25,037
	3/1/2018	2/21/2018	—	—	—	—	—	—	859	(i)	—		—	51,574
	11/8/2018	10/29/2018	—	—	—	—	—	—	6,093	(iv)	—		—	337,552
	3/1/2018	2/21/2018	—	—	—	—	—	—	—		3,339	(i)	60.04	51,521
Lance F. Tucker	1/1/2018	—	—	397,838	1,591,350	—	—	—	—		—		—	—
	1/1/2018	—	—	10,000	24,970	—	—	—	—		—		—	—
(1)

Amounts in these columns represent plan awards pursuant to our annual MIP and QSIP, respectively, for the period commencing January 1, 2018. For the actual amounts paid to the NEOs pursuant to the MIP and QSIP during 2018, see the Non‑Equity Incentive Plan Compensation column of the Summary Compensation Table above.

(2)

Amounts in this column represent grants of performance-based units.  The 2018 performance-based units vest date is March 1, 2021 for March 1, 2018 grant date and December 27, 2020 for November 8, 2018 grant date, subject to achievement of performance conditions. The final award payout is interpolated based on a sliding scale. The performance units have no minimum payout. The November 2018 performance units are capped at 100% payout.

30     2019 Proxy Statement

EXECUTIVE COMPENSATION

(3)

Amounts in this column represent grants of time‑based restricted stock. At the time the Company pays dividends to holders of its common stock, recipients of time‑based restricted stock also receive dividends on the unvested and outstanding shares. The 2018 restricted stock grant vest dates are indicated as follows:

(i)	one-third on each of March 1, 2019, 2020 and 2021;
(ii)	one-third on each of May 10, 2019, 2020 and 2021;
(iii)	one-third on each of November 8, 2019, 2020 and 2021; and
(iv)	all shares on November 8, 2020.
(4)	Amounts in this column represent grants of stock options. The 2018 stock option vest dates are indicated as follows:
(i)	one‑third on each of March 1, 2019, 2020 and 2021;
(ii)	one-third on each of May 10, 2019, 2020 and 2021; and
(iii)	one-third on each of November 8, 2019, 2020 and 2021.

(5)

Amounts in this column represent the full grant date fair value of each stock option award, time‑based restricted stock award and performance-based unit, as computed in accordance with the ASC Stock Compensation topic. Full grant date fair value and vesting details are as follows:

		Full Grant Date
		Fair Value
Equity Type	Grant Date	per Share ($)	Vesting
Stock Options	3/1/2018	15.4300	3-year graded
	5/10/2018	14.5972	3-year graded
	11/8/2018	15.4533	3-year graded
Time-Based Restricted Stock	3/1/2018	60.04	3-year graded
	5/10/2018	56.69	3-year graded
	11/8/2018	55.40	3-year graded
Time-Based Restricted Stock - Retention Grant	11/8/2018	55.40	2-year cliff
Performance-based Units	3/1/2018	60.04	3-year cliff
	5/10/2018	56.69	Vest 3/1/2021
	11/8/2018	55.40	Vest 3/1/2021
Performance-based Units - Retention Grant	11/8/2018	55.40	2-year cliff

Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company’s audited financial statements for the fiscal year ended December 30, 2018, included in the Company’s Annual Report on Form 10‑K.

2019 Proxy Statement     31

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year‑End

The following table sets forth information with respect to the outstanding equity awards at 2018 fiscal year‑end for the NEOs.

	Option Awards					Stock Awards
											Equity
									Equity		Incentive Plan Awards:
						Number of		Market Value of	Incentive Plan Awards:		Market or Payout
	Number of Securities					Shares or		Shares or	Number of Unearned		Value of Unearned
	Underlying Unexercised			Option		Units of Stock		Units of Stock	Shares, Units or Other		Shares, Units or Other
	Options			Exercise	Option	That		That	Rights That Have Not		Rights That Have Not
	Exercisable	Unexercisable		Price	Expiration	Have Not Vested		Have Not Vested	Vested		Vested
Name	(#)	(#)(1)		($)	Date	(#)(2)		($)(3)	(#)(2)(4)		($)(3)
Steven M. Ritchie	4,618	—		41.15	8/7/2024	—		—	—		—
	9,428	—		41.15	8/7/2024	—		—	—		—
	17,759	—		63.92	2/26/2025	—		—	—		—
	12,689	—		72.51	8/6/2025	—		—	—		—
	1,377	—		72.51	8/6/2025	—		—	—		—
	21,290	10,645	(i)	59.03	2/25/2026	—		—	—		—
	10,061	20,122	(ii)	78.77	2/23/2027	—		—	—		—
	—	9,722	(iii)	60.04	3/1/2028	—		—	—		—
	—	52,658	(iii)	60.04	3/1/2028	—		—	—		—
	—	—		—	—	2,542	(i)	102,773	—		—
	—	—		—	—	5,079	(ii)	205,344	—		—
	—	—		—	—	2,499	(iii)	101,035	—		—
	—	—		—	—	13,533	(iii)	547,139	—		—
	—	—		—	—	24,369	(vi)	985,239	—		—
	—	—		—	—	—		—	1,695	(i)	—
	—	—		—	—	—		—	1,270	(vii)	51,346
	—	—		—	—	—		—	1,666	(viii)	67,356
	—	—		—	—	—		—	24,369	(ix)	985,239
Joseph H. Smith	523	—		63.92	2/26/2025	—		—	—		—
	887	888	(i)	59.03	2/25/2026	—		—	—		—
	629	1,258	(ii)	78.77	2/23/2027	—		—	—		—
	—	2,431	(iii)	60.04	3/1/2028	—		—	—		—
	—	7,707	(iv)	56.69	5/10/2028	—		—	—		—
	—	2,427	(v)	55.40	11/8/2028	—		—	—		—
	—	—		—	—	212	(i)	8,571	—		—
	—	—		—	—	318	(ii)	12,857	—		—
	—	—		—	—	625	(iii)	25,269	—		—
	—	—		—	—	1,985	(iv)	80,254	—		—
	—	—		—	—	677	(v)	27,371	—		—
	—	—		—	—	16,065	(vi)	649,508	—		—
	—	—		—	—	—		—	667	(viii)	26,967
	—	—		—	—	—		—	1,059	(viii)	42,815
Michael R. Nettles	2,515	5,031	(ii)	78.77	2/23/2027	—		—	—		—
	—	3,241	(iii)	60.04	3/1/2028	—		—	—		—
	—	9,722	(iii)	60.04	3/1/2028	—		—	—		—
	—	9,707	(v)	55.40	11/8/2028	—		—	—		—
	—	—		—	—	1,270	(ii)	51,346	—		—
	—	—		—	—	1,270	(vii)	51,346	—		—
	—	—		—	—	833	(iii)	8,417	—		—
	—	—		—	—	2,499	(iii)	163,224	—		—
	—	—		—	—	2,708	(v)	213,723	—		—
						16,246	(vi)	656,826	—		—
	—	—		—	—	—		—	1,270	(vii)	51,346
	—	—		—	—	—		—	1,666	(viii)	67,356
	—	—		—	—	—		—	5,416	(ix)	218,969
Caroline Miller Oyler	6,418	—		26.01	2/28/2023	—		—	—		—
	3,708	—		50.59	2/27/2024	—		—	—		—
	4,144	—		63.92	2/26/2025	—		—	—		—
	1,514	—		72.51	8/6/2025	—		—	—		—
	4,613	2,307	(i)	59.03	2/25/2026	—		—	—		—
	1,635	3,270	(ii)	78.77	2/23/2027	—		—	—		—
	—	3,241	(iii)	60.04	3/1/2028	—		—	—		—
	—	6,319	(iii)	60.04	3/1/2028	—		—	—		—
	—	1,028	(iv)	56.69	5/10/2028	—		—	—		—
	—	1,618	(v)	55.40	11/8/2028	—		—	—		—
	—	—		—	—	551	(i)	22,277	—		—
	—	—		—	—	826	(ii)	33,395	—		—
	—	—		—	—	833	(iii)	33,678	—		—
	—	—		—	—	1,624	(iii)	65,658	—		—
	—	—		—	—	265	(iv)	10,714	—		—
	—	—		—	—	452	(v)	18,274	—		—
	—	—		—	—	15,343	(vi)	620,317	—		—
	—	—		—	—	—		—	848	(i)	—
	—	—		—	—	—		—	635	(vii)	25,673
	—	—		—	—	—		—	833	(viii)	33,678
	—	—		—	—	—		—	882	(viii)	35,659

32     2019 Proxy Statement

EXECUTIVE COMPENSATION

	Option Awards					Stock Awards
											Equity
									Equity		Incentive Plan Awards:
						Number of		Market Value of	Incentive Plan Awards:		Market or Payout
	Number of Securities					Shares or		Shares or	Number of Unearned		Value of Unearned
	Underlying Unexercised			Option		Units of Stock		Units of Stock	Shares, Units or Other		Shares, Units or Other
	Options			Exercise	Option	That		That	Rights That Have Not		Rights That Have Not
	Exercisable	Unexercisable		Price	Expiration	Have Not Vested		Have Not Vested	Vested		Vested
Name	(#)	(#)(1)		($)	Date	(#)(2)		($)(3)	(#)(2)(4)		($)(3)
Jack Swaysland	523	—		63.92	2/26/2025	—		—	—		—
	1,715	1,715	(i)	59.03	2/25/2026	—		—	—		—
	1,886	3,774	(ii)	78.77	2/23/2027	—		—	—		—
	—	3,241	(iii)	60.04	3/1/2028	—		—	—		—
	—	7,291	(iii)	60.04	3/1/2028	—		—	—		—
	—	2,569	(iv)	56.69	5/10/2028	—		—	—		—
	—	—		—	—	410	(i)	16,576	—		—
	—	—		—	—	953	(ii)	38,530	—		—
	—	—		—	—	833	(iii)	33,678	—		—
	—	—		—	—	1,874	(iii)	75,766	—		—
	—	—		—	—	662	(iv)	26,765	—		—
	—	—		—	—	12,455	(vi)	503,556	—		—
	—	—		—	—	—		—	848	(i)	—
	—	—		—	—	—		—	635	(vii)	25,673
	—	—		—	—	—		—	833	(viii)	33,678
	—	—		—	—	—		—	882	(viii)	35,659
Steven R. Coke	1,290	—		18.46	2/22/2022	—		—	—		—
	926	—		26.01	2/28/2023	—		—	—		—
	534	—		50.59	2/27/2024	—		—	—		—
	1,569	—		63.92	2/26/2025	—		—	—		—
	1,254	627	(i)	59.03	2/25/2026	—		—	—		—
	444	890	(ii)	78.77	2/23/2027	—		—	—		—
	—	1,621	(iii)	60.04	3/1/2028	—		—	—		—
	—	1,718	(iii)	60.04	3/1/2028	—		—	—		—
	—	—		—	—	150	(i)	6,065	—		—
	—	—		—	—	225	(ii)	9,097	—		—
	—	—		—	—	417	(iii)	16,859	—		—
	—	—		—	—	442	(iii)	17,870	—		—
	—	—		—	—	6,093	(vi)	246,340	—		—
	—	—		—	—	—		—	417	(viii)	16,859
Lance F. Tucker	—	—		—	—	—		—	—		—
(1)	The vesting schedule is as follows:
(i)	all shares on February 25, 2019;
(ii)	one-half of the shares on each of February 23, 2019 and 2020;
(iii)	one-third of the shares on each of March 1, 2019, 2020 and 2021;
(iv)	one-third of the shares on each of May 10, 2019, 2020 and 2021; and
(v)	one-third of the shares on each of November 8, 2019, 2020 and 2021.
(2)	The vesting schedule is as follows:
(i)	all shares on February 25, 2019;
(ii)	one-half of the shares on each of February 23, 2019 and 2020;
(iii)	one-third of the shares on each of March 1, 2019, 2020 and 2021;
(iv)	one-third of the shares on each of May 10, 2019, 2020 and 2021;
(v)	one-third of the shares on each of November 8, 2019, 2020 and 2021;
(vi)	all shares on November 8, 2020;
(vii)	all shares on February 23, 2019;
(viii)	all shares on March 1, 2021; and
(ix)	all shares on December 27, 2020.
(3)	Value determined by multiplying the number of shares or units by the closing price of our common stock at fiscal year-end, $40.43.
(4)

In 2016, 2017 and 2018 we granted performance-based units to each of our named executive officers. The performance-based units vest subject to achievement of performance targets measured at the end of the three-year period ending at 2018 fiscal year end for the 2016 grant, ending at 2019 fiscal year end for the 2017 grant, and ending at 2020 fiscal year end for the 2018 grant. The value of the 2016 performance-based units in the table above is based on the actual final performance at 0% of target, as certified by the Compensation Committee. The value of the 2017 and 2018 performance-based units in the table above is based on performance at 100% of target and the closing price of our common stock on December 30, 2018. Due to the contingent and uncertain nature of the ultimate performance of the Company for the 2017 and 2018 performance-based units over the three-year performance period ending at 2019 and 2020 fiscal year-end, respectively, the ultimate value of the 2017 and 2018 performance-based units at the end of the performance period is not determinable at this time and the amounts presented in this Proxy Statement for the

2019 Proxy Statement     33

EXECUTIVE COMPENSATION

performance-based units are estimates based on the assumptions noted. The value of the 2017 performance-based units based on the estimated performance results at December 30, 2018 of 0% is $0 for each NEO. The value of the 2018 performance-based units based on the estimated performance results at December 30, 2018 of 0% is $0 for each NEO.

Option Exercises and Stock Vested

The following table sets forth information with respect to stock options exercised and stock vesting by the NEOs during the 2018 fiscal year.

					Performance-based Units
	Option Awards		Restricted Stock		Paid February 2018(1)
	Number of	Value	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized	Shares	Realized
	Acquired	on Exercise	Acquired	on Vesting	Acquired	on Vesting
Name	on Exercise	($)(2)	on Vesting	($)(3)	on Vesting	($)(3)
Steven M. Ritchie	—	—	9,864	516,464	1,030	58,988
Joseph H. Smith	—	—	510	29,182	—	—
Michael R. Nettles	—	—	635	36,322	—	—
Caroline Miller Oyler	—	—	1,456	81,420	515	29,494
Jack Swaysland	—	—	1,025	58,640	—	—
Steven R. Coke	—	—	401	22,947	—	—
Lance F. Tucker	19,500	74,330	3,897	222,991	1,030	58,988
(1)	The performance-based units were determined based on performance achieved over the 2015-2017 performance period and were paid in February 2018 for Mr. Ritchie, Ms. Oyler and Mr. Tucker.
(2)

Value realized on exercise calculated based on the difference between the closing price of our common stock on the date of exercise and the option exercise price, multiplied by the number of shares exercised.

(3)	Value determined by multiplying the number of vested shares by the closing price of our common stock on the vesting date.

Nonqualified Deferred Compensation

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at Last
	Contributions	Contributions	Earnings in	Withdrawals/	Fiscal Year
	in Last Fiscal	in Last Fiscal	Last Fiscal	Distributions	End
Name	Year ($)(1)	Year ($)(2)	Year ($)	($)	($)(3)
Steven M. Ritchie	—	—	(28,897)	—	429,169
Joseph H. Smith	28,743	4,125	(305,602)	—	1,141,307
Michael R. Nettles	—	—	—	—	—
Caroline Miller Oyler	40,481	4,125	(23,956)	—	390,693
Jack Swaysland	—	—	—	—	—
Steven R. Coke	43,588	4,125	(32,142)	—	347,902
Lance F. Tucker	—	—	(59,113)	462,713	276,136
(1)

Amounts in this column represent amounts disclosed in the Summary Compensation Table above, as follows: (i) for Mr. Smith, $25,830 of salary, and $2,913 of 2018 incentive compensation; (ii) for Ms. Oyler, $40,481 of salary; and (iii) for Mr. Coke, $43,588 of salary.

(2)	Amounts in this column represent the value of matching contributions credited to the nonqualified deferred compensation plan in 2019 as a result of 2018 deferral elections.
(3)

Amounts in this column, other than earnings on deferred compensation, have all been previously disclosed in Summary Compensation Tables in our prior proxy statements (to the extent the NEO was a named executive officer in prior proxy statements) or in Note (1) above.

Eligibility for participation in the nonqualified deferred compensation plan is limited to a select group of management or highly compensated employees (as defined under ERISA) who are specifically designated as eligible to participate by our Chief Executive Officer or another officer authorized to make those determinations, including our NEOs.

Participants can defer up to 100% of their base salary and up to 100% of their short‑term incentive award payments into the nonqualified deferred compensation plan each plan year. For benchmarking purposes, the plan provides that participant accounts are deemed to be invested in one or more publicly traded mutual funds or our common stock. Participants may direct the investment of their accounts among the options made available under the plan, and can change their investment options (except our common stock) on any business day. Elections of deferral amounts may be changed once per calendar year, generally in December, and such changes are effective for compensation earned in the following year. We pay certain
34     2019 Proxy Statement

EXECUTIVE COMPENSATION

administrative costs of the plan. We match the amounts deferred by the same discretionary match percentage announced, and with the same limitations, for the 401(k) Plan for the plan year.

Change in Control and Termination Payments

Employment Agreements

We are party to employment agreements with members of our executive leadership team in 2018 (collectively, the “Employment Agreements”). Each of the Employment Agreements was initially entered into for a three‑year term, and automatically renews for successive one‑year terms unless either party gives written notice of termination at least 60 days prior to the expiration of the current term. Each of the Employment Agreements provides for a minimum annual base salary, annual cash bonus and equity awards opportunities, and benefits as afforded to similarly situated employees. In the event the executive’s employment is terminated by the Company prior to the end of the term of the applicable Employment Agreement other than for “cause” (as defined in the applicable Employment Agreement), the executive is entitled to receive nine months’ base salary, pro rata cash bonus for the year of termination and a credit for an additional six months of service for purposes of vesting in outstanding stock options and time‑based restricted stock. In the event of an executive’s termination without cause following a change in control before the end of the term of the applicable Employment Agreement, or by the executive for “good reason” following a change in control (as defined in the applicable Employment Agreement), the executive is entitled to receive the lesser of the total of the executive’s base salary and pro rata cash bonus through the remainder of the term or nine months’ base salary. In the case of termination of employment due to death or disability, the applicable Employment Agreement provides for payment of base salary through the date of termination and pro rata bonus. In addition to the Employment Agreements, our equity plans provide for certain benefits upon change in control, death and disability as described generally below.

Equity Plan Provisions

Under the terms of our 2011 Omnibus Incentive Plan (“2011 Plan”), upon a change in control in a corporate transaction in which awards are not assumed, all grantees of shares of restricted stock and options will be credited with an additional 12 months of service from the grant date for purposes of vesting; and under the terms of our 2018 Omnibus Incentive Plan (“2018 Plan”), such awards fully vest in such events.  Under the 2011 Plan and 2018 Plan (the “Plans”), notice will be given to grantees of vested options that such options will remain exercisable for a period of fifteen days and thereafter terminated, or the Board may elect, in its sole discretion, to cancel any outstanding awards of options and/or restricted stock and pay to the holder of vested options and/or restricted stock an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of restricted stock, equal to the price per share paid to holders of shares of stock and, in the case of options, equal to the product of the number of shares of stock subject to the option multiplied by the amount, if any, by which the price per share paid to holders of shares of stock pursuant to the transaction exceeds the option price. The plans contain additional provisions in the event of a transaction in which awards are assumed.

In addition, if an NEO is terminated for cause (as defined under our plans), then all outstanding options under the Plans, whether or not exercisable, will terminate immediately. If the NEO is terminated for any reason other than for cause, death, disability or retirement, to the extent then outstanding options are exercisable and subject to the provisions of the relevant option agreement, the options may be exercised by the officer or his personal representative within 90 days after the date of termination. In the event of an NEO’s death or disability while employed by the Company, all then outstanding options become fully vested and immediately exercisable, and may be exercised at any time within one year after the date of death or determination of disability. Under the Plans, if an NEO’s employment is terminated for any reason other than death or disability prior to the expiration of the restriction period applicable to shares of restricted stock, the shares will be immediately forfeited and returned to us. In the event of death or disability prior to the expiration of the restriction period, any restrictions or other conditions including vesting requirements, will immediately lapse. The following table is intended to reflect projected potential payouts under the Employment Agreements and the Plans, other than those available generally on a nondiscriminatory basis to all salaried employees.

We adopted a Change of Control Severance Plan, effective November 1, 2018, providing upon the occurrence of any of certain termination events following a change-of-control of the Company (a “double-trigger” event), the NEO would be entitled to receive cash severance payments. These payments are equivalent to thirty-six months of base salary for Mr. Ritchie and twenty-four months of base salary for the other NEOs, other than Mr. Coke, who would be entitled to receive eighteen months base salary, plus a pro-rata portion of any quarterly or annual non-equity bonus payout earned by the executive under any non-equity incentive-based compensation plan then in effect (provided that any applicable performance measures are achieved). Such payments in connection with a change-of-control termination event will be paid solely in lieu of, and not in addition to, any other severance payments or benefits payable under any employment agreement, severance plan or arrangement, or other program, and this plan has a term of twenty-four months.

2019 Proxy Statement     35

EXECUTIVE COMPENSATION

The table provides for a range of potential separation events for each of the current NEOs, calculated as if the separation event occurred on December 30, 2018. The actual amounts to be paid can only be determined at the time of the actual event.

Mr. Lance Tucker left employment with the Company to accept another position in March 2018, and received no payments as described in the table below.

		Involuntary
	Change in	(Not for Cause)	Retirement	Death/Disability
Name	Control ($)(1)	Termination ($)(2)	($)	($)
Steven M. Ritchie
Salary	2,700,000	1,350,000	—	—
Bonus(3)	533,250	533,250	—	533,250
Stock Options(4)	—	—	—	—
Restricted Stock(4)	1,406,722	914,122	—	1,941,529
Performance-based Units(5)	985,239	—	—	—
Totals:	5,625,211	2,797,372	—	2,474,779
Joseph H. Smith
Salary	890,000	333,750	—	—
Bonus(3)	263,663	263,663	—	263,663
Stock Options(4)	—	—	—	—
Restricted Stock(4)	780,542	374,907	—	803,829
Performance-based Units(5)	—	—	—	—
Totals:	1,934,205	972,320	—	1,067,492
Michael R. Nettles
Salary	1,200,000	450,000	—	—
Bonus(3)	355,500	355,500	—	355,500
Stock Options(4)	—	—	—	—
Restricted Stock(4)	888,207	450,309	—	1,003,715
Performance-based Units(5)	218,969	—	—	—
Totals:	2,662,676	1,255,809	—	1,359,215
Caroline Miller Oyler
Salary	850,000	318,750	—	—
Bonus(3)	251,813	251,813	—	251,813
Stock Options(4)	—	—	—	—
Restricted Stock(4)	721,352	385,783	—	804,314
Performance-based Units(5)	—	—	—	—
Totals:	1,823,165	956,346	—	1,056,127
Jack Swaysland
Salary	690,000	258,750	—	—
Bonus(3)	204,413	204,413	—	204,413
Stock Options(4)	—	—	—	—
Restricted Stock(4)	602,569	332,941	—	694,870
Performance-based Units(5)	—	—	—	—
Totals:	1,496,982	796,104	—	899,283
Steven R. Coke
Salary	337,500	112,500	—	—
Bonus(3)	46,215	46,215	—	46,215
Stock Options(4)	—	—	—	—
Restricted Stock(4)	268,496	145,346	—	296,231
Performance-based Units(5)	—	—	—	—
Totals:	652,211	304,061	—	342,446
(1)

Generally, pursuant to the plans and agreements, a change of control means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity owning 50% or more of the combined voting power of all classes of stock of the Company. The amounts shown in this column as salary are estimates of the “double trigger” cash severance payments that would be payable to the executive under his applicable agreements assuming that a termination of employment occurred (in which the executive would be entitled to such payments) following consummation of the change of control.

36     2019 Proxy Statement

EXECUTIVE COMPENSATION

(2)

Termination for cause under the Employment Agreements is generally defined as gross negligence or willful misconduct in connection with the performance of duties, conviction of a criminal offense that is, or may be expected to be, harmful to the Company, material breach of employment or non‑competition agreement, acts or omissions involving willful or intentional malfeasance or misconduct injurious to the Company or its reputation, or commission of any act of fraud or embezzlement against the Company. Mr. Coke, who served as our Interim Principal Financial and Accounting Officer during 2018, is not party to an employment contract with the Company.

(3)

The Employment Agreements provide for pro rata bonus upon involuntary (not for cause) termination and death and disability (provided that any applicable performance measures are achieved). The amounts shown in the table assume target 2019 performance.

(4)

The closing price of our common stock at fiscal year-end was less than the exercise price per share of all unvested stock options at fiscal year-end. Assumed restricted stock values were calculated at $40.43 per share, the closing price of our common stock at fiscal year‑end.

(5)

Under the terms of our plans, for performance-based units, the amount in the Change in Control column for 2016 performance-based units is based on the final actual performance results of zero as of December 30, 2018; for 2017 and 2018 performance-based units, amount is based on the estimated performance results of zero as of December 30, 2018. For death and disability termination, 2016 performance-based units is based on final actual results of zero; 2017 performance-based units is based on the estimated performance results of zero. No amounts are included under involuntary (not for cause) termination, or death or disability for 2018 performance-based units because no pro rata payout is applicable for these awards less than 18 months from the grant date. Due to the contingent and uncertain nature of the ultimate performance of the Company over the three-year performance periods, the ultimate value of these awards at the end of the applicable performance period is not determinable at this time and the amounts presented in this Proxy Statement are estimates based on the assumptions noted.

CEO Pay Ratio

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our median compensated employee and the annual total compensation of Mr. Ritchie, our President and Chief Executive Officer.

For the fiscal year ending December 30, 2018, our last completed fiscal year:

•	The annual total compensation of the median compensation of all full-time, part-time, seasonal, and temporary employees of the Company (other than our CEO) was $9,201.
•	The annual total compensation of our CEO, as reported in the Summary Compensation Table of this Proxy Statement, was $5,650,258.

As a result, for fiscal 2018, the ratio of the annual total compensation of Mr. Ritchie, our CEO, to the annual total compensation of the median compensation of all employees was 614 to 1. Neither the Compensation Committee nor management of the Company uses the pay ratio measure in making compensation decisions.

Mr. Ritchie’s fiscal 2018 total annual compensation as reported in the Summary Compensation Table included a special retention award with an aggregate grant date fair value of $2,700,000, as described above under “Compensation of Chief Executive Officer and Other NEOs.” The Compensation Committee believes that excluding the amount of this one-time grant from Mr. Ritchie’s total compensation for 2018 is more representative of Mr. Ritchie’s target annual compensation under the Company’s various executive compensation programs. Excluding the amount of the retention grant, Mr. Ritchie’s total compensation as reported in the Summary Compensation Table would have been $2,950,258 and the ratio of the total compensation of Mr. Ritchie to the median of the annual total compensation of all employees would have been 321 to 1.

To identify the median employee as of December 30, 2018, we used total cash compensation paid in 2018 as reported to the Internal Revenue Service on W-2, which includes base salary for salaried employees, base hourly compensation and overtime for hourly permanent employees, and any cash incentive compensation. We included all full-time and part-time employees and annualized the employees’ base salary or base wages to reflect their compensation for 2018. We believe the use of base wages or base salary for all employees is a consistently applied compensation measure.

Based on total cash compensation, our median employee was identified as an hourly restaurant team member who worked for approximately three months.

As of our fiscal year-end, our U.S workforce used for determining the pay ratio was estimated to be 40,031 employees. As permitted by the de minimis exception under applicable SEC rules, we excluded all of our non-United States based employees, as they represented less than 5 percent of our total workforce. The excluded employees are located in the following countries:  China (6 employees), Korea (2 employees), Mexico (9 employees) and United Kingdom (126 employees). In total, we excluded 143 international employees or approximately 0.004% of our total workforce from the identification of the median employee as permitted by SEC rules.

We believe our pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on our employment and payroll records and the methodology described above. The SEC rules governing pay ratio disclosure allow companies to apply numerous different methodologies, exclusions and reasonable assumptions, adjustments and estimates that reflect their compensation practices. For that reason, the pay ratio reported above should not be used as a

2019 Proxy Statement     37

EXECUTIVE COMPENSATION

basis for comparison between companies, as other companies might have different employment and compensation practices and might use various methodologies, exclusions, assumptions, adjustments and estimates in calculating their own pay ratios.

Director Compensation

At the request of the Compensation Committee, in 2017, FW Cook completed a market analysis of the Company’s compensation program for non‑management directors, including competitiveness of our compensation practices, mix of equity versus cash compensation, and peer group analysis using the peer group identified above as well as other publicly available data. No changes were made to the director compensation program for 2018.  However, as discussed elsewhere in this document, 2018 was a year of challenges for our business and our directors. In December 2018, again at the request of the Compensation Committee, F.W. Cook provided analysis on compensation for special committee assignments and independent chair compensation.

We pay four primary components of compensation to our non‑management directors: an annual cash retainer, committee retainer, committee chairman retainer, and equity awards. Board members may from time to time receive fees for service on ad hoc committees. Our equity awards consist of a combination of stock options and restricted stock. Within five years of their election to the Board, all non‑management directors are required to hold five times the standard annual cash retainer for board service of $50,000, or $250,000, in our common stock, and all have attained the required ownership level or are in compliance with the phased‑in ownership requirement of the policy.

Members of Company management who also serve as members of the Board of Directors are not eligible for compensation for their service in their capacity as director.  Mr. Schnatter, who served as Founder Chairman until July 11, 2018, was compensated solely with stock options as described later in this section. The following table sets forth the types and amounts of compensation paid to our non‑management directors:

Retainer ($)
Annual retainer for service on the Board	50,000
Additional annual retainers:
for independent chair	75,000
for lead independent director	20,000
for Audit Committee chair	20,000
for Compensation Committee chair	15,000
for Corporate Governance & Nominating Committee chair	12,000
for Audit and Compensation Committee members	12,000
for Corporate Governance & Nominating Committee members	8,000
for Special Committee service	*

* Special Committee members are paid a monthly retainer of $12,500 in cash and a $2,500 fee per day in which a member of the Special Committee attends an in-person meeting with a third party at the request of the Special Committee or otherwise in connection with the Special Committee’s work.

Annual Equity Grant:(1)

	Equity Grant Value ($)	Restricted Stock (#)	Stock Option Shares (#)
Independent Chair	200,000	—	—
Lead Director (if Chair is not independent)	175,000	1,458	5,671
Standard	125,000	1,041	4,051
(1)

The 2018 annual equity grants, awarded in equal values of restricted stock and stock options, have a three‑year graded vesting and the options have a ten‑year term. The equity grant award level is determined annually by the Board of Directors on the recommendation of the Compensation Committee. Ms. Kirtley received a grant for Lead Independent Director service in March 2018, and received an additional cash payment of $33,334 in December 2018 for the incremental increase in equity grant value for her service as Independent Chair from July to December 2018.

Non‑management directors also receive reimbursement for reasonable out‑of‑pocket expenses incurred in connection with their Board or committee service.

38     2019 Proxy Statement

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to directors during 2018:

				Change in Pension
		Restricted		Value and Nonqualified
	Fees Earned or	Stock	Option	Deferred Compensation
Name	Paid in Cash ($)	Awards ($)(1)	Awards ($)(2)	Earnings ($)	Total ($)
Christopher L. Coleman	160,167	62,500	62,507	—	285,174
Olivia F. Kirtley	240,334	87,538	87,500	—	415,372
Laurette T. Koellner	169,000	62,500	62,507	—	294,007
Sonya E. Medina	141,000	62,500	62,507	—	266,007
John H. Schnatter	—	—	660,018	—	660,018
Mark S. Shapiro	157,000	62,500	62,507	—	282,007
W. Kent Taylor(3)	62,000	—	—	—	62,000

(1)

The full grant date fair value of the 2018 restricted stock awards to non‑employee directors was $60.04 per share. All fair values were computed in accordance with the ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company’s audited financial statements for the fiscal year ended December 30, 2018, included in the Company’s Annual Report on Form 10‑K. The following chart sets forth unvested restricted awards held by each director in the table below as of December 30, 2018.

Number of
Unvested
Name	Restricted Shares
Christopher L. Coleman	1,924
Olivia F. Kirtley	2,645
Laurette T. Koellner	1,924
Sonya E. Medina	1,924
John H. Schnatter	7,056
Mark S. Shapiro	1,924
W. Kent Taylor	—

(2)

The full grant date fair value of the 2018 option awards to non-employee directors utilized a $15.43 per share Black Scholes value except the award to Mr. Schnatter which utilized a 15.1882 per share Black Sholes value.  All fair values were computed in accordance with the ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company’s audited financial statements for the fiscal year ended December 30, 2018, included in the Company’s Annual Report on Form 10-K. The following chart sets forth vested and unvested option awards held by each director in the table below as of December 30, 2018.

	Number of	Number of
Name	Vested Options	Unvested Options
Christopher L. Coleman	18,543	7,627
Olivia F. Kirtley	26,738	10,469
Laurette T. Koellner	10,591	7,627
Sonya E. Medina	5,280	7,627
John H. Schnatter	463,879	104,235
Mark S. Shapiro	17,319	7,267
W. Kent Taylor	—	—
(3)	Mr. Taylor did not stand for re-election at the 2018 Annual Meeting.

In addition, a nonqualified deferred compensation plan is available to all of our directors. Directors can elect to defer their annual retainer and meeting fees (up to 100%) into a deferred compensation plan that offers deemed investments in certain publicly‑available mutual funds or our common stock, as is the case for our executives and other eligible employees. We do not contribute to director accounts in the deferred compensation plan, but we do pay certain administrative costs of the plan.

Prior to July 2018, Mr. Schnatter received compensation under the August 9, 2007 Agreement for Services as Chairman (the “Chairman Agreement”) and Agreement for Services as Founder (the “Founder Agreement”). Mr. Schnatter is also party to an Exclusive License Agreement (the “License Agreement”) with the Company. Under the Chairman Agreement and the Founder Agreement, the Company made annual grants of stock options to Mr. Schnatter with a minimum grant date fair value of $600,000 ($300,000 under each agreement), or such greater amount as may be determined by the Compensation Committee. The actual total grant date fair value of Mr. Schnatter’s awards made in February 2018 under the Chairman Agreement and the Founder Agreement was $660,000. The Founder Agreement and Chairman Agreement were terminated in July 2018.

Under the License Agreement, the Company agreed that in exchange for the exclusive license grant, it will grant options in accordance with the provisions of the Founder Agreement for a period of 15 years following the execution of the License Agreement (whether or not the Founder Agreement is terminated), and subject to termination provisions contained in the License Agreement, the term of the License Agreement continues for fifty (50) years following Mr. Schnatter’s death.

2019 Proxy Statement     39

Certain Relationships and Related Transactions

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, comprised entirely of independent, non‑management directors, is responsible for establishing and administering the Company’s policies involving the compensation of its executive officers. No current or former employee of the Company serves on the Compensation Committee. The Committee members have no interlocking relationships as defined by the SEC.

Approval of Related Person Transactions

Under our written Related Person Transaction Policies and Procedures, the Corporate Governance and Nominating Committee will review the material facts of all transactions with related persons (as defined in Item 404 of Regulation S‑K) that require the committee’s approval and either approve or disapprove of entering into the transaction. Approval by the committee is generally required in advance for such transactions; however, if such advance approval is not feasible, then the transaction will be considered and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at its next regularly scheduled meeting or, if not ratified, appropriate action taken as determined by the committee.

In determining whether to approve or ratify such a transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third‑party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The policy sets forth certain categories of transactions that have standing approval, which include transactions that are deemed not to involve a direct or indirect material interest on behalf of the related person. In addition, the Board has delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre‑approve or ratify (as applicable) a transaction with a related party in which the aggregate amount involved is expected to be less than $500,000 computed in accordance with Item 404 of Regulation S‑K.

Many transactions that constitute related person transactions are ongoing and some arrangements predate any relationship between the director or officer and the Company. When a transaction is ongoing, any amendments or changes are reviewed for reasonableness and fairness to the Company.

Procedures for Identifying Possible Related Person Transactions

On an annual basis, each director, nominee for director and executive officer completes a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. The Company then compiles a list of all such persons and entities, including all subsidiaries of the entities identified. Once the list of persons and entities has been compiled, it is distributed within the Company to identify any potential transactions.

All ongoing transactions, along with payment and receipt information, are compiled for each person and entity. Any related person transaction identified through this process is presented to the Corporate Governance and Nominating Committee in order to obtain approval or ratification of the transactions and for review in connection with its recommendations to the Board on the independence determinations of a director or director nominee.

Transactions with Related Persons

This section describes certain transactions with related persons.

Franchise and Development Arrangements

Executive officers and a director of the Company hold interests in entities that are franchisees of the Company, as described in the table below. Some of those individuals acquired their interests before the Company’s 1993 initial public offering, and some of the entities in which they hold interests acquired development rights at reduced development fees and paid reduced franchise fees when restaurants opened. We have since entered into additional franchise and development agreements with executive officers of the Company and entities in which they have equity interests, and we may continue to do so in the future.

40     2019 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following table describes franchise and development arrangements during 2018 between the Company and entities in which the Company’s executive officers or directors, as well as their immediate family members, had an interest as of the end of the fiscal year and the amount of royalties paid to the Company from those entities during 2018. It also sets forth the amount of incentives paid to the entities based on their participation in incentive programs made available to franchisees generally. The Company provided no non‑standard incentives or special consideration to these entities. These franchisees also purchase various food and other products from the Company’s commissary system and may purchase from or through the Company certain goods and services needed to operate a Papa John’s restaurant. All such purchases and sales are made on terms and at rates identical to those that may be obtained from the Company by an independent franchisee.

Name and Percentage Owned	Franchise Entity — Amounts Earned
Annette Schnatter (100%)

Joe K Corporation — Operates one restaurant in Louisville, Kentucky. In 2018, royalties earned by the Company from this franchisee were $67,210 and incentive amounts earned by this franchisee were $1,775. Annette Schnatter is John Schnatter’s wife.

Timothy C. O'Hern (55.75%) Steven M. Ritchie (40.80%)

Northern Bay Pizza, LLC — Operates nine restaurants in Wisconsin. In 2018, royalties earned by the Company from this franchisee were $361,953 and incentive amounts earned by this franchisee were $10,430. Mr. Ritchie is an executive officer and director of the Company. Mr. O'Hern was an executive officer during 2018.

Other Transactions

During 2018, the Company paid $93,114 for charter aircraft services for business travel provided by Hampton Airways, Inc. (“Hampton”). Hampton’s sole shareholder is Mr. Schnatter. In April 2018, the Company obtained market comparison data for services comparable to those provided by Hampton, and the data confirmed that the Company’s cost of services from Hampton was favorable to pricing available in the market for charter aircraft. The Company no longer used Hampton for charter aircraft services.

Michele O’Hern, the wife of our former Senior Vice President and Chief Development Officer, Timothy C. O’Hern, works in our marketing department. She has been employed by us for eighteen years. Her compensation in fiscal 2018, including salary, bonus and the grant date value of equity compensation, totaled approximately $147,000.

Melissa Ritchie, the wife of our President and Chief Executive Officer, Steve M. Ritchie, works in our research and development department. She has been employed by us for seventeen years. Her compensation in fiscal 2018, including salary, bonus and the grant date value of equity compensation, totaled approximately $171,000.

2018 Proxy Statement     41

Audit Committee Report

The Audit Committee represents and assists the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its consolidated subsidiaries. The Audit Committee has the sole authority and responsibility to select, appoint, compensate, evaluate and, if necessary, replace KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm. The Audit Committee also oversees the performance of the internal audit function and the Company’s compliance program with respect to legal and regulatory requirements and risk management. Each member of the Audit Committee is independent as determined by the Board of Directors, based upon applicable laws and regulations and NASDAQ listing standards.

In fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accounting firm all annual and quarterly consolidated financial statements (including any required management certifications), and the Company’s quarterly earnings announcements, prior to issuance. Management has the primary responsibility for preparing the consolidated financial statements and complying with the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited consolidated financial statements with United States generally accepted accounting principles and for providing their judgments as to the quality, not just the acceptability, of the Company’s accounting principles.

During 2018, among other matters, the Audit Committee:

•	reviewed the quality and integrity of the Company’s consolidated financial statements;
•	discussed with management and the independent registered public accounting firm the effectiveness of the Company’s internal control over financial reporting;
•	reviewed the qualifications, independence, and performance of the independent registered public accounting firm, including performance on the Company’s audit;
•	reviewed the performance of the Company’s internal audit function including the scope and overall plans for internal audit;
•	oversaw the compliance program with respect to legal and regulatory requirements and risk management;
•

oversaw the Company’s Enterprise Risk Management program, reporting on such matters to the full Board of Directors, discussing individual risk areas with management and monitoring management’s responsibility to identify, assess, manage, and mitigate risks; and

•	reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures.

During 2018, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles, and reviewed significant accounting and disclosure matters with the Audit Committee. The Audit Committee discussed with KPMG, the matters required to be discussed by Public Company Accounting Standards Board (“PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also discussed with KPMG matters relating to their independence from management and the Company, including the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee is responsible for approving the services provided by the independent auditor and the associated fees. The Audit Committee concluded that KPMG is independent from management and the Company.

42     2019 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee discussed with KPMG and the Company’s internal audit management the overall scope and plans for their audits. The Audit Committee met with both KPMG and the Company’s internal audit management to discuss the results of their examinations and their evaluations of the Company’s internal controls. The Audit Committee also met in separate executive sessions periodically with KPMG, the Senior Director of Internal Audit, the Chief Financial Officer and other members of management as needed. In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company’s audited consolidated financial statements in the Annual Report on Form 10‑K for the year ended December 30, 2018.

AUDIT COMMITTEE

Laurette T. Koellner, Chairman Christopher L. Coleman Mark S. Shapiro

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

2018 Proxy Statement     43

Item 2. Ratification of the Selection of Independent Auditors

The Audit Committee of the Board has reappointed KPMG as the Company’s independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 29, 2019. Prior to KPMG’s engagement, Ernst & Young had audited the Company’s consolidated financial statements since 1990, including the fiscal years ended December 31, 2017 and December 25, 2016.

On August 1, 2017, the Audit Committee approved the engagement of KPMG as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 30, 2018.  Ernst & Young was notified of this decision on August 1, 2017.  Ernst & Young continued as the Company’s independent registered public accounting firm through the issuance by Ernst & Young of its report on the Company’s consolidated financial statements as of and for the year ended December 31, 2017 and the effectiveness of internal control over financial reporting as of December 31, 2017 included in the Company’s Form 10-K.

Ernst & Young’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Ernst & Young on the effectiveness of internal control over financial reporting as of December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified. During the fiscal year ended December 31, 2017, there were (i) no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

All audit and non-audit services provided by KPMG will be approved by the Audit Committee.  In addition, the Audit Committee is responsible for audit fee negotiations with KPMG.  KPMG has advised the Company that it has no direct or material indirect interest in the Company or its affiliates.  Representatives of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

Fees paid to KPMG for the 2018 fiscal year, and Ernst & Young for the 2017 fiscal year, in each of the following categories, were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 30, 2018 ($)	December 31, 2017 ($)
Audit Fees	[ ]	1,064,675
Audit-Related Fees	[ ]	6,115
Tax Fees	[ ]	220,535
All Other Fees	[ ]	—
Total	[ ]	1,291,325

Audit fees included fees associated with the annual audit of the Company and certain subsidiaries and the reviews of the Company’s quarterly reports on Form 10‑Q. Audit-related fees included research tools and assistance in assessing the impact of proposed standards, rules and interpretations and other agreed upon procedures. Tax fees included tax compliance and consultation services.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

All audit‑related and tax services for 2018 and 2017 were pre‑approved by the Audit Committee, which concluded that the provision of those services by KPMG and Ernst & Young, respectively, was compatible with the maintenance of the auditors’ independence. The Audit Committee has adopted a policy that requires pre‑approval of all services by the independent auditors. The Audit Committee reviews and pre‑approves all audit and permissible non‑audit services and reviews the annual audit plan and financial plan for audit fees. The Audit Committee annually pre‑approves estimated fees for audit services. The policy also authorizes the Chairman of the Audit Committee to pre‑approve non‑audit services at or below a certain dollar threshold, provided that the Chairman promptly notifies the other members of the Audit Committee of the approved engagement. Individual engagements anticipated to exceed the dollar threshold must be separately approved.

Although stockholder ratification is not required, the appointment of KPMG is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders’ opinions that the Audit Committee will take into consideration in future deliberations. If KPMG’s selection is not ratified at the Annual Meeting, the Audit Committee will reconsider whether to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may direct the

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ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

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Item 3. Advisory Approval of the Company’s Executive Compensation

We are providing our stockholders an opportunity to indicate whether they support our named executive officer compensation as described in this Proxy Statement. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but instead relates to the Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow you to view the trends in our executive compensation program and the application of our compensation philosophies for the years presented.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, we believe that our executive compensation program properly links executive compensation to Company performance and aligns the interests of our executive officers with those of our stockholders. For example:

•	The Company utilizes a compensation structure that ties pay for performance and aligns the interests of our executives with those of our stockholders.
•

The Company’s compensation program reflects an appropriate pay mix that utilizes multiple performance metrics and rewards achievement of both short‑term and long‑term operational and financial goals, while designed to mitigate risks.

•	A significant portion of the compensation of our named executive officers is variable or “at risk.”
•	Our executive officers must achieve and maintain a designated level of ownership in the Company’s stock.

Consistent with our pay for performance philosophy, a significant portion of NEO compensation is tied to Company performance.  We failed to achieve key targets of our MIP plan in 2018 and, consequently, our NEOs achieved minimal payouts on those metrics. See “Governance Aspects of Our Executive Compensation Program — Tying Pay to Performance” for more information on our “pay for performance” philosophy and our sound compensation governance practices.

At the 2018 Annual Meeting, pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we submitted a proposal to stockholders for a non‑binding advisory vote to approve the compensation of our NEOs as disclosed in the Proxy Statement for the 2018 Annual Meeting. Our stockholders approved this proposal with approximately 99% of the total votes cast voting in favor. We have adopted a policy of holding our say on pay vote annually as a good corporate governance practice. We are asking our stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement. Unless the Board modifies its policy on the frequency of future say on pay votes, the next say on pay advisory vote will be at the 2020 Annual Meeting.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related footnotes and narrative disclosures.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board highly values the views of our stockholders and will continue to take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL.

46     2019 Proxy Statement

Item 4. Ratification of the Rights Agreement, as amended

Our Rights Agreement is intended to enable all of the Company’s stockholders to realize the full potential value of their investment in the Company and to protect the interests of the Company and its stockholders by reducing the likelihood that any person or group gains control of the Company through open market accumulation or other tactics without paying an appropriate control premium. You are being asked to ratify the adoption by the Board of the Rights Agreement, dated as of July 22, 2018, as amended on February 3, 2019 and March 6, 2019 (as amended, the “Rights Agreement”), by and between the Company and Computershare Trust Company N.A., as Rights Agent (the “Rights Agent”). Stockholder ratification of the Rights Agreement is not required by applicable law, or by our Certificate of Incorporation, Bylaws or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Rights Agreement to determine the viewpoint of stockholders as to the advisability of the Rights Agreement and as a matter of good corporate governance.

Background of the Rights Agreement

The Board initially adopted a stockholder rights agreement on July 22, 2018 (the “Original Rights Agreement”) and thereafter amended the Original Rights Agreement on February 3, 2019 and March 6, 2019. See “Recent Governance Changes and the Work of the Special Committee” above.

As we announced at the time of adoption, the Original Rights Agreement was intended to enable all of the Company’s stockholders to realize the full potential value of their investment in the Company and to protect the interests of the Company and its stockholders by reducing the likelihood that any person or group gains control of the Company through open market accumulation or other tactics without paying an appropriate control premium. In addition, the Original Rights Agreement was intended to provide the Board with time to make informed decisions that are in the best long-term interests of the Company and its stockholders and not deter the Board from considering any offer that is fair and otherwise in the best interest of stockholders.

In making the decision to adopt the Original Rights Agreement on July 22, 2018, the Board took into consideration, among other factors, the market speculation that the Company might be an attractive takeover target, the negative media reports concerning the Company’s founder and former CEO and Chairman, John H. Schnatter, and the sharp decline in the Company’s stock price following the negative media reports. The unusually high volume of trading activity in the common stock, as well as market speculation that the Company might be a vulnerable takeover target, highlighted for the Board how attractive and vulnerable the Company might be to an acquirer seeking to opportunistically (i) take advantage of the common stock’s depressed per share stock price and (ii) acquire common stock at an inadequate price before the market recognizes the Company’s potential for growth and value creation. It also highlighted the need for the Board to take action to, among other things, deter the use of coercive or abusive takeover tactics by one or more parties interested in acquiring control of the Company or a significant position in our common stock without offering an appropriate control premium to all stockholders.

The Board considered that John H. Schnatter, who at the time beneficially owned approximately 30.6% of the outstanding common stock, was publicly opposing the independent directors and expressed regret at resigning from the position of Chairman of the Board. The Board concluded that it was appropriate to “grandfather” Mr. Schnatter for purposes of the 15% acquiring person threshold and limit Mr. Schnatter’s beneficial ownership at 31% of the outstanding common stock, subject to certain exceptions.

On February 3, 2019, the Company and the Rights Agent amended the Original Rights Agreement to address the sale and issuance of the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to Starboard. In particular, the amendment exempts Starboard from being considered an “Acquiring Person” under the Rights Agreement solely as a result of its beneficial ownership of (i) shares of common stock beneficially owned by Starboard prior to the sale and issuance of the Series B Preferred Stock, (ii) shares of Series B Preferred Stock issued or issuable to Starboard under the terms of the Securities Purchase Agreement, and (iii) shares of the common stock (or in certain circumstances certain series of preferred stock) issuable upon conversion of the Series B Preferred Stock (or certain series of preferred stock issuable on conversion thereof) pursuant to the terms of the Series B Certificate of Designation (as defined below).

On March 6, 2019, the Company and the Rights Agent entered into Amendment No. 2 to the Original Rights Agreement, as amended, to:

•	Extend the term of the Original Rights Agreement, as amended, by three years from March 6, 2019;
•	Increase the beneficial ownership threshold at which a person becomes an Acquiring Person from 15% to 20%;
•	Remove the “acting in concert” provision; and

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ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

•	Include a stockholder redemption feature in the form of a qualifying offer provision.

In making the decision to further amend the Original Rights Agreement, on March 6, 2019, including by extending its term, the Board took into consideration, among other factors:

•	The rationale for the Original Rights Agreement continues to exist;
•	No stockholder should be able to acquire control of the Company through open market accumulation or other tactics without paying an appropriate control premium;
•	Feedback from stockholders of the Company supporting the concept of a stockholder rights agreement;
•	Feedback from stockholders regarding the inclusion of a qualifying offer provision;
•	The Company’s recently announced turnaround plan focusing on strategic priorities and the time management believes may be necessary to fully implement the turnaround strategy;
•	The current trading price of the Company’s common stock relative to its peers and relative to the average trading price prior to the negative publicity and consumer sentiment in late 2017 and 2018;
•

Starboard’s recent strategic investment in the Company’s newly designated Series B Preferred Stock, which provides Starboard with the right to vote together with the holders of common stock on an as-converted basis, in an amount representing approximately 11.2% of the Company’s outstanding common stock on an as-converted basis (or 13.62% of the Company’s outstanding common stock on an as-converted basis if Starboard exercises the option to purchase additional shares of Series B Preferred Stock on or prior to March 29, 2019); and

•

The terms of the Settlement Agreement pursuant to which the Company agreed to, among other things, further amend the Original Rights Agreement to remove the “acting in concert” provision in consideration of Mr. Schnatter agreeing to, among other things, withdraw his nomination of himself for re-election at the Annual Meeting and dismiss certain pending litigation.

Reasons for the Rights Agreement

In light of the foregoing, the Board believes that the Rights Agreement, as amended, is in the best interests of the Company and its stockholders for the following reasons:

•

Deter a Creeping Acquisition of Control. As noted above, Mr. Schnatter currently beneficially owns approximately 31% of the Company’s outstanding common stock and, after applying the current conversion limitation of 9.99% set forth in the Securities Purchase Agreement, Starboard currently beneficially owns 9.99% of the Company’s outstanding common stock. The Rights Agreement is designed to prevent the creeping acquisition of control of the Company that does not result in a premium being paid to all stockholders. The independent directors of the Board do not believe that Mr. Schnatter, Starboard or any other investor should be able to increase their ownership level above the ownership thresholds set forth in the Rights Agreement through open market or privately negotiated purchases that may allow Mr. Schnatter, Starboard, or any other investor to gain control of the Company without paying a fair price to all stockholders.

•

Current Trading Price of the Common Stock. Our common stock continues to trade at a significant discount to historical levels, and has been impacted by investor concerns related to negative media reports. As of [ ], the most recent practicable date prior to the filing of this Proxy Statement, the per share closing price of the common stock on the NASDAQ was $[ ], which was [ ]% below the common stock’s 52-week high per share trading price on the NASDAQ and [ ]% below the common stock’s 2-year high per share trading price on the NASDAQ.  The Rights Agreement protects against acquisitions of control at the Company’s current stock price, without paying a fair price to all stockholders.

•

Enables the Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to better position the Board to respond to an unsolicited acquisition proposal presented to the Company. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a fair price. It does, however, give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all stockholders equally.

•

Encourages Good Faith Negotiations. The Rights Agreement is designed to encourage potential acquirers to negotiate in good faith with the Board, which strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to (i) determine whether any proposed transaction is in the best interests of the Company and all of its stockholders; (ii) negotiate better terms for any such transaction that,

48     2019 Proxy Statement

ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

if accepted, would result in a transaction that the Board determines to be in the best interests of the Company and all of its stockholders; (iii) realize a fair price for the stockholders that is consistent with the intrinsic value of the Company and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

•

Rights Agreement Contains Various Stockholder-Friendly Terms. In addition to the fact that the Rights Agreement is being submitted to stockholders for ratification at the first meeting of stockholders held since the Original Rights Agreement was adopted on July 22, 2018, the Rights Agreement includes the following stockholder-friendly terms: (i) a term of three years, (ii) a beneficial ownership trigger threshold for a “flip-in” or “flip-over” event of twenty percent (20%) of the common stock; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the preferred stock purchase rights (“Rights”) or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder redemption feature that provides that if the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders (a “Special Meeting”) for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement, the holders of record of ten percent (10%) of the common stock may request that the Board call a Special Meeting to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

Summary of the Rights Agreement, as amended

The following is a summary of the terms of the Rights Agreement. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Rights Agreement, as amended which is attached hereto as Appendix A to this Proxy Statement and incorporated herein by reference. We urge you to read carefully the Rights Agreement in its entirety, as the discussion below is only a summary.

Distribution and Transfer of Rights; Rights Certificates

On July 22, 2018, the Board declared a dividend of one Right for each outstanding share of common stock. Prior to the Distribution Date referred to below:

•

the Rights will be evidenced by and trade with the certificates for the shares of common stock (or, with respect to any uncertificated common stock registered in book-entry form, by notation in book-entry), and no separate rights certificates will be distributed;

•	the Rights will accompany any new shares of common stock that are issued after August 2, 2018, the Rights dividend record date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the common stock and become exercisable following the earlier of (i) the tenth (10th) business day after a public announcement that either discloses that a person or a group of related persons has acquired beneficial ownership of twenty percent (20%) or more of the common stock other than as a result of repurchases of common stock by the Company or certain inadvertent acquisitions (an “Acquiring Person”) or information which reveals the existence of an Acquiring Person, or (ii) the tenth (10th) business day, or such later date as may be determined by the Board, after a person or a group of related persons announce or commence a tender or exchange offer that would result in a person or a group of related persons becoming an Acquiring Person. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

The date on which the Rights separate from the common stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the common stock. Thereafter, such Rights certificates alone will represent the Rights.

Exempt Persons

The Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any person holding shares of common

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ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

stock for or pursuant to the terms of any such employee benefit plan of the Company, a Grandfathered Person or a Starboard Exempt Party. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date.

A “Starboard Exempt Party” means the Starboard investors who entered into the Securities Purchase Agreement and their respective affiliates and associates so long as each such Person is not, at any time, the beneficial owner of any shares of common stock of the Company that are not Starboard Shares.

“Starboard Shares” means the aggregate of (i) 1,000 shares of common stock beneficially owned by Starboard Value LP as of the February 3, 2019, (ii) any shares of Series B Convertible Preferred Stock, $0.01 par value per share, of the Company issued to the Starboard pursuant to the terms of the Securities Purchase Agreement, (iii) any shares of common stock, Series B-1 Preferred Stock of the Company or Series B-2 Preferred Stock of the Company issued or issuable upon conversion of Series B Convertible Preferred Stock pursuant to the terms of the Certificate of Designation of Series B Convertible Preferred Stock, as filed with the Office of the Secretary of State of the State of Delaware on February 4, 2019 (the “Series B Certificate of Designation”), and (iv) any shares of common stock or, in the case of the Series B-1 Preferred Stock, Series B-2 Preferred Stock issued or issuable upon conversion of shares of the Series B-1 Preferred Stock or the Series B-2 Preferred Stock issued upon conversion of the Series B Convertible Preferred Stock or, in the case of the Series B-2 Preferred Stock, upon conversion of the Series B-1 Preferred Stock, and as contemplated by the terms of the Series B Certificate of Designation.

Grandfathered Persons

The Rights Agreement provides that John H. Schnatter, his spouse, lineal descendants or his affiliates and associates or any trusts or other entities whose principal beneficiary is John H. Schnatter, his spouse, his lineal descendants, or his affiliates and associates (each a “Grandfathered Person”) shall not be considered an Acquiring Person; provided, however, that if they acquire Beneficial Ownership of 31% or more of the shares of common stock in the Company, then they shall become an Acquiring Person, subject to certain exemptions for (i) any unilateral grant of any security by the Company, (ii) the exercise of any options, warrants, rights or similar interests, (iii) the grant of stock options pursuant to any written agreement with the Company and (iv) any increase in the percentage of stock ownership as a result of any Company stock repurchases.

Preferred Stock Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price (which is $250 per Right), one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of common stock. This portion of a share of Preferred Stock is intended to give a stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock.

Flip-In Trigger

If a person or group of related persons becomes an Acquiring Person, then each Right will entitle the holder thereof to purchase, upon payment of the Purchase Price, in accordance with the terms of the Rights Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of common stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Purchase Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Flip-Over Trigger

If, after a person or group of related persons become an Acquiring Person, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company and in connection with such transaction all or part of the outstanding shares of common stock are converted into stock or other securities of another entity, cash, or other property or (iii) the Company sells or transfers fifty percent (50%) or more of its assets or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, upon payment of the Purchase Price, in accordance with the terms of the Rights Agreement, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Purchase Price.

50     2019 Proxy Statement

ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

Exemption of a Qualifying Offer

In order to ensure that the Rights Agreement does not discourage prospective acquirers from making offers to acquire the Company that stockholders may believe are in their best interests, the Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualifying Offer and to allow stockholders the ability to exempt such Qualifying Offer from the terms of the Rights Agreement.

If the Company receives a Qualifying Offer that has not been terminated and continues to be a Qualifying Offer for the period described below and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a Special Meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a Special Meeting to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a Special Meeting by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding common stock with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.

A “Qualifying Offer,” in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the NASDAQ) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•	a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding common stock;
•

is an offer that, within twenty (20) business days after the commencement date of the offer (or within ten (10) business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the common stock is either inadequate or unfair;

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•

is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

•

an offer that is conditioned on a minimum of at least a majority of the outstanding common stock not held by the Person making such offer (and such Person’s related persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all common stock

2019 Proxy Statement     51

ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

not purchased in the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;
•

an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms of the Rights Agreement); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Redemption of the Rights

The Rights will be redeemable at the Board’s sole discretion for $0.001 per Right at any time ending on the earlier of (i) the tenth (10th) business day (or such later date as may be determined by the Board) after the public announcement that a person has become an Acquiring Person and (ii) the final expiration date of the Rights Agreement. Until such time as the Rights are no longer redeemable by the Company, the Rights are not exercisable. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend, a stock split or similar transaction.

Exchange Provision

At any time after the date on which a person has become an Acquiring Person and prior to the acquisition by the person of fifty percent (50%) or more of the common stock, the Board may exchange the Rights (other than Rights owned by the Acquiring Person or any related person, which would have become void), in whole or in part, for common stock at an exchange ratio (subject to adjustment) of one share of common stock per Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).

Expiration of the Rights

The Rights expire at or prior to the earlier of (i) March 6, 2022 or (ii) the redemption or exchange of the Rights as described above.

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights on or prior to the time a person becomes an Acquiring Person. Thereafter, the Board may not amend the Rights Agreement in any manner that would adversely affect the interests of the holders of the Rights.

Anti-Dilution Provisions

The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock.

With certain exceptions, no adjustments to the Purchase Price of less than 1% will be made.

Authority of the Board

When evaluating decisions surrounding the redemption of the Rights or any amendment to the Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

52     2019 Proxy Statement

ITEM 4. RATIFICATION OF THE RIGHTS AGREEMENT, AS AMENDED

Certain Anti-Takeover Effects

The Rights are not intended to prevent a takeover of the Company and should not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of twenty percent (20%) or more of the outstanding common stock (which includes for this purpose, stock referenced in derivative transactions and securities).

Effect of Stockholders Not Ratifying the Rights Agreement

None of the Certificate of Incorporation, the Bylaws or applicable law requires stockholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If the stockholders do not ratify the adoption of the Rights Agreement, the Board will consider whether to continue the Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Rights Agreement (to the extent discernable), the then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a potential change-of-control transaction, whether a majority of disinterested stockholders (excluding Grandfathered Persons and Starboard) ratified the Rights Agreement, and whether the Board believes that, despite the failure of stockholders to ratify the Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the Rights Agreement.

Although the Board will carefully consider the stockholders’ vote as expressed at the Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Rights Agreement, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated or amended.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE RIGHTS AGREEMENT.

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Questions and Answers About the Annual Meeting and Voting

Who is entitled to vote at the Annual Meeting?

The Board has set March 11, 2019 as the record date (“Record Date”) for the Annual Meeting. If you were a stockholder of record at the close of business on the Record Date, you are entitled to vote at the Annual Meeting. As of the Record Date, [ ] shares of common stock were issued and outstanding and eligible to vote at the Annual Meeting and 200,000 shares of Series B Preferred Stock were issued and outstanding and entitled to 3,995,205 votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which shares of Series B Preferred Stock could be converted on the Record Date. Holders of Series B Preferred Stock are entitled to vote with the holders of our common stock as a single class on all matters submitted to a vote of the holders of common stock.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Holders of our Series B Preferred Stock are entitled to the number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series B Preferred Stock could be converted on the Record Date.

How many shares must be present to hold the Annual Meeting?

In accordance with the Company’s Bylaws, shares equal to a majority of the voting power of the Company’s outstanding shares entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present in person at the meeting; or
•	you have properly and timely submitted your proxy as described below under “How can I submit my proxy?”

Abstentions and broker “non‑votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker “non‑vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that item.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a brokerage account or by a bank, trust or other nominee, then you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How can I submit voting instructions to my broker?”

How can I submit my proxy?

If you are a stockholder of record, you can submit a proxy to be voted at the Annual Meeting in any of the following ways:

•	electronically, using the Internet;
•	over the telephone by calling a toll‑free number; or
•	by completing, signing and mailing the enclosed proxy card.

The Internet and telephone voting procedures have been set up for your convenience. These procedures have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. When you vote by Internet or telephone, you reduce the Company’s mailing and handling expenses. If you are a stockholder of record and would like to submit your proxy by Internet or telephone, please refer to the specific instructions provided on the enclosed proxy card. If you wish to vote using a paper proxy card, please return your signed proxy card promptly to ensure we receive it before the Annual Meeting.

54     2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How can I submit voting instructions to my broker?

If you hold your shares in street name, you must provide your voting instructions in the manner prescribed by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust or other nominee how to vote your shares. In many cases, you may be permitted to submit your voting instructions by Internet or telephone.

To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee.

How do I vote if I hold shares in the Papa John’s International, Inc. 401(k) Plan?

If you hold shares of the Company’s common stock in the Papa John’s International, Inc. 401(k) Plan, please refer to the voting instructions provided by the plan’s trustee. Your voting instructions must be received by the plan trustee at least three days prior to the Annual Meeting in order to be counted. If you do not timely direct the plan trustee how to vote, the trustee will vote your shares in the same proportion as those shares for which the trustee received direction.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the Annual Meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting.

If you are a participant in the Company’s 401(k) Plan, you may submit voting instructions as described above, but you may not vote your shares held in the Company’s 401(k) Plan in person at the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends a vote:

•	FOR each of the nominees for director;
•	FOR the ratification of the selection of KPMG as the independent auditors of the Company for the fiscal year ending December 29, 2019;
•	FOR the advisory approval of the Company’s executive compensation; and
•	FOR the ratification of the Company’s Rights Agreement, as amended.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular item, your shares will be voted by the persons named as proxies on the proxy card in accordance with the Board’s recommendations.

If you are a street name holder and hold your shares with a broker, and do not instruct your broker as to how to vote, your shares may be voted by your broker in its discretion on the proposal to ratify the independent auditors. As described below, your broker does not have discretion to vote your uninstructed shares on the remaining proposals.

Your vote is important. The Company urges you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Annual Meeting.

2019 Proxy Statement     55

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Can I change my vote after submitting my proxy?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

•	by submitting a later‑dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;
•	by submitting a later‑dated proxy to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting;
•	by sending a written notice of revocation to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting; or
•	by voting in person at the Annual Meeting.

If you are a street name holder, you may change your vote only if you comply with the procedures contained in the voting instructions provided to you by your broker, bank, trust or other nominee.

If you are a participant in the Company’s 401(k) Plan, you may change your vote only if you comply with the procedures contained in the voting instructions provided by the plan’s trustee.

What vote is required to approve each item of business included in the Notice of Annual Meeting?

A majority of votes cast at the meeting is required to elect directors. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director (with abstentions and broker non‑votes not counted as a vote cast with respect to that director) in order for the director to be elected. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote on the matter is required to ratify the selection of our independent auditors, for the advisory approval of the Company’s executive compensation, and for the ratification of the Rights Agreement, as amended. In determining whether these proposals have received the requisite number of affirmative votes, abstentions will have the same effect as a vote against these proposals and broker non-votes will have no effect on the outcome of these proposals.

If your shares are held by a broker, bank, trust or other nominee, that entity will ask you how you want your shares to be voted. If you give instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the independent auditors, the broker, bank, trust or other nominee is permitted to vote your shares in its discretion. For all other proposals, the broker, bank, trust or other nominee is not permitted to vote your shares at all.

What is householding?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver at your request only one copy of our fiscal 2018 Annual Report on Form 10-K and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees, and also reduces waste.

Upon written or oral request, we will deliver a separate copy of our fiscal 2018 Annual Report on Form 10‑K and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents has been delivered.

If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540‑7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

56     2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who pays for the cost of proxy preparation and solicitation?

The accompanying proxy is solicited by the Board. This Proxy Statement is being mailed to the stockholders on or about March 27, 2019 along with the Company’s fiscal 2018 Annual Report on Form 10‑K. We have also retained the firm of D.F. King to aid in the solicitation of brokers, banks, institutional and other stockholders for a fee of approximately $10,500, plus reimbursement of expenses. All costs of the solicitation of proxies will be borne by the Company. The Company pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. The Company is soliciting proxies primarily by mail. In addition, the Company’s directors, officers and regular employees may solicit proxies by telephone, facsimile, electronic mail or personally. The Company’s directors, officers and regular employees will receive no additional compensation for these services other than their regular compensation.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s common stock, to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, the Company believes that all applicable Section 16(a) reporting requirements were complied with in 2018.

Stockholder Proposals For the 2020 Annual Meeting

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for next year’s Annual Meeting pursuant to Exchange Act Rule 14a-8, the written proposal must be received by the Company no later than November 28, 2019. Such proposals must comply with SEC regulations regarding the inclusion of stockholder proposals in Company‑sponsored proxy materials. Similarly, in order for a stockholder proposal to be introduced at next year’s Annual Meeting outside of the 14a-8 process, written notice must be received by the Company not less than 60 nor more than 90 days prior to the scheduled date of the meeting. However, if less than 70 days’ notice of the date of the annual meeting is given, notice by the stockholder must be received no later than 10 days following (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure of the date of the meeting was made by the Company. All stockholder proposals must comply with certain requirements set forth in the Company’s Certificate of Incorporation. A copy of the Certificate of Incorporation may be obtained by written request to the Secretary of the Company at the Company’s principal offices at P.O. Box 99900, Louisville, Kentucky 40269‑0900.

Other Business

The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

Annual Report

The Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018 accompanies this Proxy Statement.

By Order of the Board of Directors

Louisville, Kentucky March 27, 2019	Clara M. Passafiume Corporate Counsel and Secretary

2019 Proxy Statement     57

Appendix A: Rights Agreement, as Amended

Appendix A: Conformed Copy of the Rights Agreement

PAPA JOHN’S INTERNATIONAL, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

RIGHTS AGREEMENT

dated as of July 22, 2018,

as amended on February 3, 2019 and March 6, 2019

2019 Proxy Statement   A-1

APPENDIX A: RIGHTS AGREEMENT, AS AMENDED

A-2   2019 Proxy Statement

APPENDIX A: RIGHTS AGREEMENT, AS AMENDED

EXHIBITS

Exhibit A          Certificate of Designation of Series A Junior Participating Preferred Stock of Papa John’s International, Inc.

Exhibit B          Summary of Rights

Exhibit C          Form of Rights Certificate

2019 Proxy Statement   A-3

APPENDIX A: RIGHTS AGREEMENT, AS AMENDED

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of July 22, 2018 (this “Agreement”), by and between Papa John’s International, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”);

WHEREAS, on July 22, 2018 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on the Record Date (as hereinafter defined), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided,  however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.        Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a)        “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any Person holding shares of Common Stock for or pursuant to the terms of any such plan to the extent, and only to the extent, of such shares of Common Stock so held, (iv) a Grandfathered Person to the extent that such Person remains a Grandfathered Person, or (v) a Starboard Exempt Party, but only to the extent such Person remains a Starboard Exempt Party.  Notwithstanding anything in this definition of “Acquiring Person” to the contrary:

(i)          no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock beneficially owned by such Person, together with all Affiliates and Associates of such Person, to 20% or more of the shares of Common Stock of the Company then outstanding; provided,  however, that if a Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all Affiliates and Associates of such Person, does not beneficially own 20% or more of the Common Stock then outstanding;

(ii)         if the Board determines that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable (but, in any event, within 15 Business Days following written receipt from the Company that such Person’s Beneficial Ownership of shares of Common Stock would make it an Acquiring Person but for this clause (a)(ii)) a sufficient number of shares

A-4   2019 Proxy Statement

APPENDIX A: RIGHTS AGREEMENT, AS AMENDED

of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition unless and until such Person shall again become an “Acquiring Person”;

(iii)        if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 20% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; and

(iv)        no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided,  however, that if a Person, who or which together with all Affiliates and Associates, shall become the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all Affiliates and Associates, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all Affiliates and Associates, does not beneficially own 20% or more of the Common Stock then outstanding), except as a result of (y) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (z) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees.

(b)        Reserved.

(c)         “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(d)        A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” and to have “beneficial ownership” of any securities:

(i)          that such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided,  however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have “beneficial ownership” of, any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security, if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii)         that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided,  however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have

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“beneficial ownership” of, (x) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (y) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (z) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (d));

(iii)        that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing)(other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (d)) or disposing of any such securities;

(iv)        which are beneficially owned, directly or indirectly, by a Counterparty (or any such Counterparty's Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person's Affiliates or Associates is a Receiving Party (as such terms are hereinafter defined); provided,  however, that the number of shares of Common Stock that a Person is deemed to beneficially own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares (as such term is hereinafter defined) with respect to such Derivatives Contract; provided further that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty's Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty's Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate;

provided,  however, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” or have “beneficial ownership” of, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; provided further,  however, that no Person who is an officer, director or employee of the Company or any Subsidiary of the Company shall be deemed, solely by reason of such Person's status or authority as such, to be the “Beneficial Owner” of, or to “beneficially own,” any securities that are “beneficially owned” (as defined in this paragraph (d)), including, without limitation, in a fiduciary capacity, by the Company or any Subsidiary of the Company, or by any other such officer, director or employee of the Company or any Subsidiary of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to beneficially own hereunder.

(e)        “Board” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(f)         “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(g)        “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(h)        “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, dated May 15, 2014, as filed with the Office of the Secretary of State of the State of Delaware (the

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“Secretary of State”), and together with the Certificate of Designation of the Preferred Stock of the Company, as filed with the Secretary of State on July 23, 2018 and attached hereto as Exhibit A (the “Certificate of Designation”) and the Certificate of Designation of the Series B Convertible Preferred Stock, as filed with the Secretary of State on February 4, 2019 (the “Series B Certificate of Designation”), as the same may hereafter be amended or restated.

(i)          “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided,  however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(j)          “Common Stock” when used with reference to the Company shall mean Common Stock, par value $0.01 per share, of the Company.  “Common Stock” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(k)         “Definitive Acquisition Agreement” shall mean any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the stockholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company and its Subsidiaries.

(l)          “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether (i) obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property or (ii) such contract conveys any voting rights in shares of Common Stock, without regard to any short or similar position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

(m)       “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding shares of Common Stock for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in such Person becoming an Acquiring Person.

(n)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)        “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(p)        “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(q)        “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(r)         “Exemption Date” shall have the meaning set forth in Section 23(c) hereof.

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(s)         “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t)         “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(u)        “First Amendment Date” shall mean February 3, 2019.

(v)         “Grandfathered Person” shall mean John H. Schnatter, his spouse, lineal descendants and his Affiliates and Associates, and any trusts or other entities whose principal beneficiary is John H. Schnatter, his spouse, lineal descendants or his Affiliates and Associates; provided,  however, that, after the date of this Agreement, such Persons shall cease to be a Grandfathered Person and shall become an Acquiring Person if they acquire Beneficial Ownership of 31% or more of the shares of Common Stock of the Company then outstanding; provided,  however, that such Persons shall not become an “Acquiring Person” as the result of:

(i)          an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of shares of Common Stock beneficially owned by such Grandfathered Person to 31% or more of the shares of Common Stock of the Company then outstanding; provided,  further, that if such Grandfathered Person shall become the Beneficial Owner of 31% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Grandfathered Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Grandfathered Person does not beneficially own 31% or more of the Common Stock then outstanding;

(ii)         any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to such Grandfathered Person; provided however, that if such Grandfathered Person shall become the Beneficial Owner of 31% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to such Grandfathered Person, such Grandfathered Person shall nevertheless be deemed to be an “Acquiring Person” if such Grandfathered Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Grandfathered Person does not beneficially own 31% or more of the Common Stock then outstanding), except as a result of (y) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (z) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to such Grandfathered Person; or

(iii)        any grant of stock options of Common Stock by the Company (and the exercise of such stock options) to such Grandfathered Person pursuant to a written agreement entered into between the Company and such Grandfathered Person prior to the date hereof, as such agreement may be amended from time to time in accordance with its terms.

(w)        “Independent Directors” shall mean members of the Board who are not officers, employees or Affiliates of the Company (or designees of such Affiliates)

(x)         “Outside Meeting Date” shall have the meaning set forth in Section 23(c) hereof.

(y)         “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity and also (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder and (ii) any successor (by merger or otherwise) of any such firm, corporation,

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partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(z)         “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

(aa)      “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(bb)      “Purchase Price” shall have the meaning set forth in Sections 4(a), 11(a)(ii) and 13(a) hereof.

(cc)       “Qualifying Offer” shall mean an offer determined by a majority of Independent Directors to have each of the following characteristics:

(i) a fully financed, all cash tender offer for all of the outstanding Common Stock, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d–2(a) under the Exchange Act;

(iii) an offer that, within twenty (20) Business Days after the commencement date of such offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Stock is either inadequate or unfair, from a financial standpoint, to the stockholders of the Company (other than the Acquiring Person and its Affiliates);

(iv) an offer that is subject to only the minimum tender condition described below in subparagraph (vii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

(v) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(c), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Demand in accordance with Section 23(c), for at least ten (10) Business Days following such ninety (90) Business Day period;

(vi) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in subparagraph (v) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d–2(a) under the Exchange Act; provided,  however, that such offer need not remain open, as a result of subparagraph (v) of this definition and this subparagraph (vi), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such subparagraph (v) of this definition and this subparagraph (vi) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender or exchange offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or

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(C) one Business Day after the stockholder vote with respect to the approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vii) an offer that is conditioned on a minimum of at least a majority of (A) the shares of Common Stock of the Company outstanding on a fully-diluted basis; and (B) the outstanding shares of Common Stock of the Company not held by the offeror (or such offeror’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(viii) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Stock not purchased in the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(ix) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms hereof);

(x) if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that they had completed such due diligence review to their satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

(xi) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

(xii) if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or the Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for

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registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

(xiii) an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of “Qualifying Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses, which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer, subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Company to maintain such availability until the offer is consummated or withdrawn or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(c) shall no longer be applicable to such offer, provided, that an Exemption Date shall not have already occurred with respect to such Qualifying Offer pursuant to Section 23(c).

(dd)      “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c) hereof.

(ee)      “Record Date” shall mean the Close of Business on August 2, 2018.

(ff)        “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(gg)      “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(hh)      “Right” and “Rights” shall have the meaning set forth in the Preamble hereof.

(ii)         “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(jj)         “Rights Dividend Declaration Date” shall have the meaning set forth in the Preamble hereof.

(kk)       “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(ll)         “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(mm)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(nn)      “Securities Purchase Agreement” shall mean that certain Securities Purchase Agreement, dated as of February 3, 2019 (as amended, modified or supplemented from time to time), by and among the Company and the Starboard Investors.

(oo)      “Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock, $0.01 par value per share, of the Company.

(pp)      “Series B-1 Preferred Stock” shall mean the Series B-1 Preferred Stock, $0.01 par value per share, of the Company.

(qq)      “Series B-2 Preferred Stock” shall mean the Series B-2 Preferred Stock, $0.01 par value per share, of the Company.

(rr)        “Special Meeting” shall have the meaning set forth in Section 23(c) hereof.

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(ss)       “Special Meeting Demand” shall have the meaning set forth in Section 23(c) hereof.

(tt)        “Special Meeting Period” shall have the meaning set forth in Section 23(c) hereof.

(uu)      “Starboard Exempt Party” shall mean each of the Starboard Investors and their respective Affiliates and Associates, including any accounts managed by the Starboard Investors or any of their respective Affiliates or Associates, so long as each such Person is not, at any time, the Beneficial Owner of any shares of Common Stock that are not Starboard Shares; provided, however, that such Persons shall not cease to be a Starboard Exempt Party and become an Acquiring Person as the result of:

(i)          a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock; or

(ii)         any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to such Starboard Exempt Party.

(vv)       “Starboard Investors” shall mean Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity Master Fund L LP, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, and an Account Managed by Starboard Value LP, as such Account was identified to the Company prior to the First Amendment Date.

(ww)     “Starboard Shares” shall mean the aggregate of (i) 1,000 shares of Common Stock Beneficially Owned by Starboard Value LP as of the First Amendment Date, (ii) any shares of Series B Preferred Stock issued to the Starboard Investors pursuant to the terms of the Securities Purchase Agreement, (iii) any shares of Common Stock, Series B-1 Preferred Stock or Series B-2 Preferred Stock issued or issuable upon conversion of Series B Preferred Stock pursuant to the terms of the Series B Certificate of Designation, and (iv) any shares of Common Stock or, in the case of the Series B-1 Preferred Stock, Series B-2 Preferred Stock issued or issuable upon conversion of shares of the Series B-1 Preferred Stock or the Series B-2 Preferred Stock issued upon conversion of the Series B Preferred Stock or, in the case of the Series B-2 Preferred Stock, upon conversion of the Series B-1 Preferred Stock, and as contemplated by the terms of the Series B Certificate of Designation.

(xx)       “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(yy)       “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the voting power of the voting securities or equity interests is beneficially owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is beneficially owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first‑mentioned Person.

(zz)       “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(aaa)    “Trust” has the meaning set forth in Section 24(d) hereof.

(bbb)    “Trust Agreement” has the meaning set forth in Section 24(d) hereof.

Section 2.        Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or

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desirable, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.        Issue of Rights Certificates.

(a)        As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (hereinafter referred to as the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

With respect to certificates representing shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of Common Stock registered in the names of the holders thereof, and not by separate Rights Certificates, and with respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, registered in the names of the holders thereof.  Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificate(s) or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), also shall constitute the transfer of the Rights associated with such shares of Common Stock.

(b)        Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided,  however, that Rights also shall be issued to the extent provided in Section 22 hereof.  Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in a Rights Agreement between Papa John’s International, Inc. (the “Company”) and Computershare Trust Company, N.A. (or any successor rights agent) dated as of July 22, 2018, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares].  The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Affiliate or Associate thereof) may become null and void.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and

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registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock, a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c)         Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d)        As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent, if so requested and provided with all necessary information and documents, will send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein.  In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights will be transferable separately from the transfer of Common Stock.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following.  Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

Section 4.        Form of Rights Certificate.

(a)        The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed, or to conform to customary usage.  Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandths of a share, the “Purchase Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)        Any Rights Certificate issued pursuant hereto that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom such Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company or (B) a transfer that the Board has determined to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof

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(and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the written direction of the Board (to the extent the Rights Agent has knowledge thereof and to the extent feasible) a legend substantially in the following form:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement dated as of July 22, 2018, by and between Papa John’s International, Inc. and Computershare Trust, N.A, (or any successor rights agent) (the “Rights Agreement”)).  Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or an Affiliate or an Associate of an Acquiring Person.  The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5.        Countersignature and Registration.

(a)        The Rights Certificates shall be executed on behalf of the Company by its President and Chief Executive Officer, Chief Financial Officer or any Senior Vice President (each an “Authorized Officer”), shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary or one of its Assistant Secretaries.  The signature of any of these officers on the Rights Certificates may be manual or by facsimile.  Rights Certificates bearing the manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates.  No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile signature of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b)        Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(d), the Rights Agent shall keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate, and the date of each Rights Certificate.

Section 6.        Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)        Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash, or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request.  The Right Certificates are transferable only on the books and records of the Rights Agent.

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Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall request; whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.  If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.  The Rights Agent shall have no duty or obligation under any Section of this Agreement requiring the payment of taxes and charges unless and until it is satisfied that all such taxes and charges have been paid.

(b)        If a Rights Certificate shall be mutilated, lost, stolen, or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen, or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall request, and, if requested by the Company or the Rights Agent, an open penalty surety bond satisfactory to it and holding the Company and the Rights Agent harmless.

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)        Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price for each one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on March 6, 2022 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed (the “Redemption Date”) as provided in Section 23 hereof or (iii) the time at which the Rights are exchanged (the “Exchange Date”) as provided in Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

(b)        Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock.  The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $250.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c)         Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment and a signature guarantee and any other reasonable evidence of authority that may be reasonably required by the Rights Agent with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge in cash, or by money order, certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 18(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company

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shall direct its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary to comply with all such requests, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d)        In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e)        Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company or (B) a transfer that the Board has determined to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof).  The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f)         Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) properly completed and duly executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.        Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company

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otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.        Reservation and Availability of Capital Stock.

(a)        The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, shall be sufficient to permit the exercise in full of all outstanding Rights.  Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)        So long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)         The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date.  The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend (with prompt written notice thereof to the Rights Agent), for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction (x) if the requisite qualification in such jurisdiction shall not have been obtained and until a registration statement has been declared effective or (y) if the exercise thereof shall not be permitted under applicable law.

(d)        The Company shall take such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Purchase Price), duly and validly authorized and issued, fully paid and non-assessable.

(e)        The Company shall pay when due and payable any and all documentary, stamp, or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder

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of the Rights Certificates evidencing the Rights surrendered for exercise.  The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s and Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.      Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes and charges) was made; provided,  however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are open and, provided further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable.  Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.      Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)        (i)  In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on the record date for such dividend or the effective date of such subdivision, combination or reclassification upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided,  however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right.  If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)  Subject to Section 23 and Section 24 hereof, in the event that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall

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be made so that promptly following the Redemption Period (as defined in Section 23(a) hereof), each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the current per share market price of Common Stock (as determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the “Adjustment Shares”).  The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate, or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it shall have received such notice.

(iii)  The Company at its option may substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate market value equal to the current per share market price of one share of Common Stock.  In the event that the number of shares of Common Stock which is authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (x) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (y) the Purchase Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares (or fractions of a share) of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has deemed to have the same value as shares of Common Stock) (such shares of equity securities being herein called “common stock equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of an investment banking firm selected by the Board; provided,  however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary such number of fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Section 11(a)(ii) Event, the Board shall determine that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the thirty-day period set forth above may be extended to the extent necessary, but not more than (ninety) 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”).  To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date.  The Board may, but shall not be required to, establish

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procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)        In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of shares of Preferred Stock or equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided,  however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Shares of Preferred Stock or equivalent preferred stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)         In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date minus the fair market value (as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holder of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be such current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date; provided,  however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)        (i)  For the purpose of any computation under this Agreement, the “current per share market price” of any security, including the Common Stock, on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided,  however, that in the event that the current per share market price of the security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination or reclassification of such security, and prior to, but not including, the expiration of the requisite 30 Trading Day period, as set forth above, but not including, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in

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each such case, the “current per share market price” shall be appropriately adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The NASDAQ Stock Market or the New York Stock Exchange or, if the security is not listed or admitted to trading on The NASDAQ Stock Market or the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

If on any such date no market maker is making a market in the security, the fair value of such shares on such date as determined by the Board shall be used.  If the security is not publicly held or not listed or traded, “current market price” shall mean the fair value per share as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.  The term “Trading Day” shall mean, if the security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not so listed or admitted, a Business Day.

(ii)  For the purpose of any computation under this Agreement, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof).  If the current per share market price of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends or any similar transaction with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock.  If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “current per share market price” of the Preferred Stock shall mean the fair value per share as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  For all purposes of this Agreement, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.

(e)        Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided,  however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(f)         If, as a result of an adjustment made pursuant to Sections 11(a) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)        All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

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(h)        Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)          The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of such public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)          Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)         Before taking any action that would cause an adjustment reducing the Purchase Price below the then-par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, such fully paid and non-assessable, number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)          In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided,  however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)       Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board shall determine that any (i) consolidation or subdivision of

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the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such holders or shall reduce the taxes payable by such holders.

(n)        The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Affiliates and Associates; provided,  however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o)        After the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company shall not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)        Anything in this Agreement to the contrary notwithstanding, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, shall (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide any outstanding shares of Common Stock,  (iii) combine any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.  The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected.  If an event occurs that would require an adjustment under Section 11(a) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a).

Section 12.      Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 26 hereof.  Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment.  The Rights Agent shall be fully protected

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in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such a certificate.

Section 13.      Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)        Subject to Section 23 hereof, at any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x)         the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger,

(y)         any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or

(z)         the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole),

(any such event described in (x), (y), or (z) being herein referred to as a “Section 13 Event”), then, and in each such case, proper provision shall be made so that:

(i)          each holder of a Right, except as provided in Section 7(e) hereof, shall, upon the expiration of the Redemption Period (as defined in Section 23(a) hereof), thereafter have the right to receive, upon the exercise of the Right at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), which shares shall not be subject to any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, as shall be equal to the result obtained by

(1)        multiplying such then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Section 11(a)(ii) Event by the Purchase Price that would be in effect hereunder but for such first occurrence), and

(2)        dividing that product (which, following the first occurrence of a Section 13 Event, shall be the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the then current per share market price (as determined pursuant to Section 11(d) hereof) of the shares of Common Stock of such Principal Party on the date of consummation of such Section 13 Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii)         such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

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(iii)        the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(iv)        such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v)         the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b)        “Principal Party” shall mean

(i)          in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof) and (B) if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other constituent party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof); and

(ii)         in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof);

provided,  however, that in any such case:  (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)         The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party, at its own expense, shall:

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(i)          (A) prepare and file on an appropriate form a registration statement under the Securities Act, with respect to the Rights and the securities that may be acquired upon exercise of the Rights on an appropriate form, (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “Blue Sky” laws as soon as practicable following the execution of such agreement;

(ii)         deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii)        use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(iv)        use its best efforts, if such Common Stock of the Principal Party shall be listed or admitted to trading on The NASDAQ Stock Market, the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on The NASDAQ Stock Market, the New York Stock Exchange or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights shall not be listed or admitted to trading on The NASDAQ Stock Market, the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v)         obtain waivers or any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of the outstanding Rights.

(d)        In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction shall have, a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current per share market price (as determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current per share market price (other than to holders of Rights pursuant to this Section 13), (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e)        The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.  In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

Section 14.      Fractional Rights; Fractional Shares; Waiver.

(a)        The Company shall not be required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable, an amount in cash equal to such fraction of the market value of a whole Right.  For purposes of this Section 14(a), the

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market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any day shall be the last sale price, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, in either case as reported by The NASDAQ Stock Market, the New York Stock Exchange or, if the Rights are not listed or admitted to trading on The NASDAQ Stock Market or the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board.  If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined by the Board shall be used.  In the event the Rights are listed or admitted to trading on a national securities exchange, the closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to the national securities exchange on which the Rights are listed or admitted to trading.

(b)        The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock).  In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)         Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, common stock equivalents or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares of Common Stock, common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, common stock equivalents or other securities.  In lieu of fractional shares of Common Stock, common stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, common stock equivalents or other securities.  For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d)        The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)        Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any Section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.      Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any

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suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

Section 16.      Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)        prior to the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right shall be transferable only in connection with the transfer of the Common Stock;

(b)        after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c)         subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d)        notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,  however, the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.      Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

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Section 18.      Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)        Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company, and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted to be taken by the Rights Agent in the absence of bad faith and in accordance with such advice or opinion.

(b)        Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of “current per share market price”) be proved or established by the Company prior to the Rights Agent taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, Chief Financial Officer or any Senior Vice President of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c)         The Rights Agent shall be liable hereunder to the Company or any other Person only for its own gross negligence, bad faith, or willful misconduct (each as determined by a final, non-appealable decision of a court of competent jurisdiction.  Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, incidental, punitive or consequential losses or damages (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action. Anything to the contrary notwithstanding, any liability of the Rights Agent under this Agreement will be limited to the aggregate amount of three (3) times the annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovering from the Rights Agent is being sought.

(d)        The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)        The Rights Agent shall not have any responsibility for the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including but not limited to the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment in the terms of the Rights, including, but not limited to, any adjustment required under the provisions of Sections 11, 13, 23, or 24 hereof or for the manner, method, or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12 hereof); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non‑assessable.

(f)         The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g)        The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President and Chief Executive Officer, Chief Financial Officer or any Senior Vice President of the Company, and to apply to such officers for advice or instructions in connection with

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its duties hereunder, and such instructions shall be full authorization to the Rights Agent, and the Rights Agent shall not be liable for or in respect of any action taken, suffered, or omitted by to be taken by it in accordance with instructions of any such officer.

(h)        The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct of the Rights Agent (in each case determined by a final, non-appealable decision of a court of competent jurisdiction) in the selection and continued employment thereof.

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights hereunder if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)         If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been properly completed, has not been signed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 18(k).

(l)          The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guarantee of signature and such other documentation as the Rights Agent may reasonably request or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 19.      Concerning the Rights Agent.

(a)        The Company agrees to pay to the Rights Agent such compensation as shall be agreed in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the administration, exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent, its officers, employees, agents and directors for, and to hold each of them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (in each case as determined by final, non-appealable decision of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent or such other indemnified party in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including, but not limited to, the costs and expenses of defending against any claim hereunder.  The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company to the extent that the Rights Agent is successful in so enforcing its rights of indemnification. The provisions of this Section 19 and Section 18 above shall survive the termination of this Agreement, the exercise or expiration of the Rights, and the resignation, replacement or removal of the Rights Agent.

(b)        The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement or the exercise of its duties hereunder in reliance upon any Rights Certificate or certificate for shares of Preferred Stock or any balance

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indicated in the Book Entry account system of the transfer agent or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed and executed by the proper person or persons.

Section 20.      Merger or Consolidation or Change of Name of Rights Agent.

(a)        Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided,  however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)        In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21.      Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ prior notice in writing mailed to the Company, and, if known to the Rights Agent, to each transfer agent of the Preferred Stock and the Common Stock, by registered or certified mail, in which case the Company shall give or cause to be given written notice to the registered holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail, and to the registered holders of the Rights Certificates by first-class mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, is authorized under such laws to exercise corporate trust, stock transfer, or stockholder services powers, is be subject to supervision or examination by federal or state authorities, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common

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Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates by first-class mail.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

Section 22.      Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates.  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the earlier of redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided,  however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.      Redemption.

(a)        The Board may, within its sole discretion, at any time during the period commencing on the Rights Dividend Declaration Date and ending on the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Close of Business on the Final Expiration Date (the “Redemption Period”), cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”); provided,  however, that, if the Board authorizes redemption of the Rights on or after the time a Person becomes an Acquiring Person, then such authorization shall require the concurrence of two-thirds of the authorized number of members of the Board.  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event or a Section 13 Event until such time as the Company’s right of redemption hereunder has expired.  The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Stock at the time of redemption) or any other form of consideration as the Board shall determine.

(b)        Immediately upon the action of the Board ordering the redemption of the Rights, pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held.  The Company shall promptly give (i) written notice to the Rights Agent of any such redemption and (ii) public notice of any such redemption; provided,  however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

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(c)         Exempting a Qualifying Offer from this Agreement.

(i) In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, for the purpose of voting on whether to exempt such Qualifying Offer from the terms of this Agreement, provided, that such Qualifying Offer has not been terminated and continues to be a Qualifying Offer, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Stock then outstanding (excluding Common Stock Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the exemption of such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”).

(ii) A Special Meeting Demand shall be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of any shares of Common Stock that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of a Qualifying Offer.

(iii) In the event that the Board receives a Special Meeting Demand complying with the provisions of this Section 23(c), the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at a Special Meeting by including a proposal relating to the adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting. Such Special Meeting shall be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided,  however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement conditioned on the approval by holders of a majority of the outstanding Common Stock, the Special Meeting Period may be extended by the Board (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.

(iv) The Board shall set a date for determining the stockholders of record that are entitled to notice of and to vote at the Special Meeting in accordance with the Company’s certificate of incorporation, bylaws and applicable law.

(v) Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board determines that it is in the best interests of the stockholders of the Company to seek an alternative transaction so as to obtain greater value for such stockholders than is being provided by any Qualifying Offer, then the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material(s) prepared by the Company in connection with the Special Meeting.

(vi) In the event that the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (B) if, at the Special Meeting at which a quorum is present, a majority of the outstanding Common Stock entitled to vote as of the record date for the Special Meeting selected by the Board, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Qualifying Offer

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Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after either (y) the Outside Meeting Date or (z) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”).

(vii) Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate, and notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Affiliates or Associates) to become an Acquiring Person.

(viii) The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(ix) Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement.

(x) Nothing in this Section 23(c) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided,  however, that the holders of the Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.”

Section 24.      Exchange.

(a)        The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b)        Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give (i) written notice to the Rights Agent of any such exchange and (ii) public notice of any such exchange; provided,  however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

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(c)         The Company may at is option, and if there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall, either (x) take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or (y) substitute common stock equivalents (as defined in Section 11(a)(iii) hereof) for shares of Common Stock for Common Stock exchangeable for Rights, at the initial rate of one common stock equivalent for each share of Common Stock, as appropriately adjusted to reflect stock splits, reverse stock splits, reverse stock split, stock dividends, and other similar transactions after the date hereof.

(d)        Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement.  Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void.  Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and nonassessable shares of Common Stock or of such other securities (as the case may be).

Section 25.      Notice of Certain Events.

(a)        In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided further, that no such notice shall be required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.  The failure to give

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notice required by this Section 25 or any defect therein shall not affect the legality of validity of the action taken by the Company or the vote upon any such action.

(b)        In case any Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c)         In case any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 26.      Notices.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile, telegram or cable) and mailed or sent or delivered, if to the Company, at its address at:

Papa John’s International, Inc.

2002 Papa John’s Boulevard

Louisville, Kentucky 40299

Attention:  President and Chief Executive Officer and Senior Vice President, Chief Legal Officer

And if to the Rights Agent, at its address at:

Computershare Trust Company, N.A.

Meidinger Tower, 462 South 4th Street

Louisville, KY  40202

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, the registered holder of any shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent, as the case may be.

Section 27.      Supplements and Amendments.

Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder, (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided,  however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27.  Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction.  Upon the delivery to the Rights Agent of a certificate from an Authorized Officer that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

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Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.      Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.      Determinations and Actions by the Board.

Except as otherwise specifically provided herein, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23, to exchange or not exchange the rights in accordance with Section 24, to amend or not amend this Agreement in accordance with Section 27).  Without limiting the rights and immunities of the Rights Agent under this Agreement, all such actions, calculations, interpretations, and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights.  The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30.      Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 31.      Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided,  however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board; further, provided, however, if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32.      Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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Section 33.      Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 34.      Descriptive Headings.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 35.      Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent shall not incur any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, labor dispute, accident or failure or malfunction of any utilities, means of communication or computer (software or hardware) services or similar occurrence).

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Preliminary Copy – Subject to Completion VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by PAPA JOHN’S INTERNATIONAL, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. Papa John’s International, Inc. 2002 Papa John’s Blvd Louisville, KY 40299 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 29, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PAPA JOHN’S INTERNATIONAL, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PAPA JOHN’S INTERNATIONAL, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1, AND “FOR” THE PROPOSALS SET FORTH IN ITEMS 2, 3, AND 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES IN ITEM 1, AND “FOR” THE PROPOSALS IN ITEMS 2, 3, AND 4. 1. Election of the following director nominees: For Against Abstain 2. Ratification of the Selection of Independent Auditors: To ratify the selection of KPMG LLP as the Company’s independent auditors for the 2019 fiscal year. ForAgainstAbstain 1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. Christopher L. Coleman Michael R. Dubin Olivia F. Kirtley Laurette T. Koellner Jocelyn C. Mangan Sonya E. Medina Steven M. Ritchie Anthony M. Sanfilippo Jeffrey C. Smith 3. Advisory approval of the Company’s executive compensation. 4. Ratification of the Company’s Rights Agreement, as amended. For address changes and/or comments, please check this box and write them on the back where indicated. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Proxy card must be signed and dated below. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Preliminary Copy – Subject to Completion YOUR VOTE IS IMPORTANT If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Papa John’s International, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so the shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.papajohns.com/investor. Proxy card must be signed and dated on the reverse side. Please fold and detach card at perforation before mailing. PAPA JOHN’S INTERNATIONAL, INC. P.O. Box 99900, Louisville, Kentucky 40269-0900 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned, a stockholder of PAPA JOHN’S INTERNATIONAL, INC., a Delaware corporation (the “Company”), hereby constitutes and appoints CAROLINE MILLER OYLER and CLARA M. PASSAFIUME, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of the common stock and Series B Preferred Stock of the Company as instructed herein that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company’s corporate office at 2002 Papa John’s Boulevard, Louisville, Kentucky, on Tuesday, April 30, 2019, at 11:00 A.M. Eastern Time, and at any adjournment or postponement thereof. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. The undersigned hereby revokes all proxies heretofore given. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated March 27, 2019, and a copy of the Company’s Annual Report for the fiscal year ended December 30, 2018. Attention participants in 401(k) plan: If shares of Papa John’s International, Inc. common stock are held through the Papa John’s International, Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Principal Trust Company, the plan trustee, how to vote these shares. Your proxy must be received no later than 11:59 P.M., Eastern Time, on April 25, 2019 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE Address Changes/Comments: ___________________________________________________________________________